MASFUNDS


1998 ANNUAL REPORT

[PHOTO]

[MAS FUNDS LOGO]

------------------------------
Miller Anderson & Sherrerd, LLP



MISSION STATEMENT



Miller Anderson & Sherrerd, LLP strives to meet or exceed clients' long-term investment objectives by providing a comprehensive array of investment services, characterized by enduring client relationships and superior investment results.


In pursuing this mission we:


-    Listen attentively to our clients


- Communicate clearly and concisely how well our investment strategies and results are fulfilling our clients' investment objectives


- Manage the growth of the firm to preserve and enhance the quality of our investment services


- Invest continuously in people and technology to remain at the intellectual and technological forefront of our industry


- Maintain a culture and work environment that promote teamwork and enable us to attract and retain the highest caliber of people and to foster their growth and satisfaction


-    Uphold the highest standards of ethics and integrity





We measure our success through our enduring client relationships and long-term investment results.



                                                                   1 - MAS Funds

---------
MAS Funds



CONTENTS


--------------------------------------------------------------------------------
CHAIRMAN'S LETTER                                                             4



--------------------------------------------------------------------------------
EQUITY

 6  Value Portfolio
 8  Equity Portfolio
10  Small Cap Value Portfolio
12  International Equity Portfolio
14  Mid Cap Growth Portfolio
16  Mid Cap Value Portfolio
18  Emerging Markets Value Portfolio
20  Small Cap Growth Portfolio



--------------------------------------------------------------------------------
FIXED INCOME

22  Fixed Income Portfolio
24  Domestic Fixed Income Portfolio
26  High Yield Portfolio
28  Cash Reserves Portfolio
30  Fixed Income Portfolio II
32  Mortgage-Backed Securities Portfolio
34  Limited Duration Portfolio
36  Special Purpose Fixed Income Portfolio
38  Municipal Portfolio
40  PA Municipal Portfolio
42  Global Fixed Income Portfolio
44  International Fixed Income Portfolio
46  Intermediate Duration Portfolio
48  Multi-Market Fixed Income Portfolio



--------------------------------------------------------------------------------
BALANCED

50  Balanced Portfolio
52  Multi-Asset-Class Portfolio



--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS                                                         54



--------------------------------------------------------------------------------
MAS INVESTMENT SERVICES TEAM                                                  56




                                                                   3 - MAS Funds

---------
MAS Funds

CHAIRMAN'S LETTER

[PHOTO]
Thomas L. Bennett,
Chairman

Value Investing is a central theme in the majority of MAS Funds Portfolios. In both equity and fixed-income strategies, this means purchasing securities which currently appear undervalued, compared to either a benchmark index or the other securities in a given market sector or segment. It will come as no surprise to our investors that the Value style of equity investing has been out of favor during fiscal 1998. A disciplined focus on value could not overcome investors' willingness to pay historically high valuation multiples for the perceived safety and name recognition of mega-capitalization growth stocks. On the fixed-income side, relative valuation was also increasingly disregarded as the "flight to quality" during the third calendar quarter resulted in sharp declines for all sectors of the bond market except U.S. Treasuries, regardless of fundamentals.

     Value Investing has been fundamental to the success of the Fund's adviser, Miller Anderson & Sherrerd, LLP, through the many market and style cycles of the past 29 years. Since the launch of the first MAS strategy in 1969, the Fund's Adviser has not changed its time-honored investing approaches. The result is that MAS Funds continues to claim high marks for investment results above its peers and for consistency of long-term results. This consistency is just one factor that led to our core U.S. equity product - the Equity Portfolio - retaining its Morningstar 4-Star overall rating (out


4 - MAS Funds

VALUE INVESTING HAS BEEN FUNDAMENTAL TO THE SUCCESS OF THE FUND'S ADVISER, MILLER ANDERSON & SHERRERD, LLP, THROUGH THE MANY MARKET AND STYLE CYCLES OF THE PAST 29 YEARS.

                              --------------------------------------------------

of 2,678 domestic equity funds, as of September 30, 1998), despite one of the toughest years in its history.

     Shareholders of MAS Funds know that it is this long history of prudent, valuation-driven investment decision-making and superior client service that has earned us the privilege of managing 24 different investment portfolios in virtually every market and asset class. The Fund's assets at fiscal year-end and as of the date of this publication topped $20 billion. During this fiscal year we added the Multi-Market Fixed Income and Small Cap Growth Portfolios to the broad array of MAS Funds investment products.

     The Fund's Adviser joined forces almost three years ago with the premier financial services group Morgan Stanley Dean Witter and Co., in order to ensure that it can continue to offer only the highest quality products and services in an increasingly competitive global environment. As part of Morgan Stanley Dean Witter Investment Management, the Fund's Adviser will remain committed to its time-honored investing principles and disciplined investment strategies. The principles of value investing continue to produce the superior long-term, risk-adjusted results that institutional investors seek.

     The specific commentaries offered in this report highlight the long-term benefits that result from discipline and patience in investing. It is during difficult market environments that we feel it is most important to adhere closely to the investment mandates for which you selected MAS Funds. As always, please call your client service contact with any questions regarding this report or the portfolios of MAS Funds.

Sincerely,



/s/ THOMAS L. BENNETT
Thomas L. Bennett
Chairman


Morningstar, Inc. assigns ratings to investment companies based on the Firm's proprietary star-based rating system. Under this system, Morningstar assigns a fund anywhere from one to five stars based upon a combination of performance (three-, five-, and ten-year time periods, when available) and risk, assessed together to form a comprehensive evaluation. The top 10% of each class receives five stars and funds falling in the next 22.5% receive four stars. A Morningstar rating is not a predictor of future performance and does not guarantee that a fund will perform at its past levels in the future.


                                                                   5 - MAS Funds

-----------------------
MAS Funds / Equity

VALUE PORTFOLIO



The Value Portfolio combines Miller Anderson & Sherrerd's disciplined stock valuation process with the judgment gained through considerable experience in low-P/E investing.

  MAS's process is executed in two stages. An initial screen is used to identify companies with flat or positive earnings growth which have underperformed the broad market averages and whose valuations currently fall into the lower segment of MAS's investment universe. In the second stage, fundamental analysis is used to determine the cyclical sustainability of earnings and the competitive dynamics of the company. This approach is fortified by attention to risk management. MAS emphasizes portfolio diversification in terms of both sectors and stocks. Maximum sector limitations are imposed and limits placed on the size of individual positions, thereby minimizing the risk of any sector or holding.

  MAS also utilizes a clearly defined, firmly enforced sell discipline. Many value managers who are able to identify outstanding securities err in holding successful investments past their peaks. Perhaps the greatest strategic advantage of the MAS approach is that the sell discipline mandates the sale of any stock that satisfies one or more of the three sell criteria -- price appreciation, earnings deterioration or negative fundamental change.

  The fiscal year ended September 30, 1998 was the most challenging on record for the Value Portfolio. While the S&P 500 gained 9.1% during the year, the Portfolio declined 16.4%. In a market environment characterized by financial turmoil and market panic, as evidenced in particular toward the end of the fiscal year, liquidity and perceived stability can command irrational premiums. While the capitalization-weighted benchmark S&P 500 continued to be heavily influenced by very large market capitalization growth/defensive stocks, the smaller, cheaper, more cyclical companies continued to be out of favor. The Portfolio is restricted from owning most of the mega-cap stocks in any sector, including energy, health care, telephones, food, personal care, technology, and even heavy industry. To do so would violate the Portfolio's low P/E discipline.

  This year has also been extraordinary in that every investment style and strategy employed by the Portfolio has significantly underperformed its counterpart. For example, high P/E stocks significantly outperformed low P/E stocks. The most expensive P/E quintile outperformed the cheapest quintile by 2600 basis points year to date. The Growth Style significantly outdistanced the Value Style with the S&P Barra Growth Index topping the S&P Value Index. Finally, an investment strategy utilizing economically sensitive stocks dramatically underperformed a stable/defensive strategy. The Portfolio represents one of the purest, most committed value portfolios in the investment community and consequently has suffered more noticeably. Valuation, liquidity, style, and investment strategy factors all contributed to make the past twelve months the most challenging period ever for the Portfolio.

  Relative performance was impacted by stock selection and sector allocation decisions. Stock selection in health care, technology, heavy industry, and retail penalized returns. The negative sector selection impact resulted from the Portfolio's avoidance of defensive sectors such as telephones, health care and technology. The Portfolio was also significantly overweighted in the economically sensitive and financial service sectors, which substantially underperformed the index. Some of the mega-cap stocks which the Portfolio can own, such as IBM, Citicorp, and Philip Morris, represented portfolio winners. The Portfolio's "smaller" and cyclical companies generated most of the underperformance with holdings in Ford, Foundation Health, Case, Cummins, Venator, and Tektronix.

  Passive and active decisions contributed to some minor sector shifts during the last quarter and the fiscal year. The Portfolio's health care, financial and utility holdings increased as a result of relative performance and trading activity. Heavy industry, transportation, technology, and basic resource sector holdings were reduced in the fund. The Portfolio initiated new positions in Liz Claiborne, St. Paul, and United Health Care. It also added to holdings in many depressed financial and cyclical positions including Case, Sears, Lubrizol, Tenet Health Care, PNC, Banc One, and Washington Mutual. Eliminations included Stratus Computer, Citicorp, Caterpillar, Russell Corp., British Petroleum, Dow Chemical and Great Lakes Chemical. The Portfolio trimmed positions in Dupont, Ford, IBM, and Delta Airlines.





6 - MAS Funds

  At fiscal year-end, the Portfolio's largest sector overweightings included the financial sector, heavy industry, consumer durables, and basic resources. The Portfolio's largest underweightings remain in technology, health care, telephone and energy stocks. The Portfolio's investable universe, the two lowest P/E quintiles of stocks with greater than $1.5 billion market cap, remains concentrated in the financial sector, cyclicals and electric utilities. Technology, health care, beverages and now energy remain conspicuously absent. The Portfolio's relative performance will increasingly rely on the relative performance of those sectors in which its discipline mandates concentration.

  Current portfolio characteristics reflect the recent, significant underperformance of low P/E investing. At fiscal year end, the P/E ratio for the Portfolio was 11.4x's trailing and 10.4x's estimated profits. This contrasts to the S&P 500 P/E of 22.2x's trailing earnings and 19x's forecasted earnings. The Portfolio's price/sales ratio of 56% contrasts with the index price/sales ratio of 162%, the largest discount in this decade. The Portfolio's dividend yield of 2.4% represented a 50% premium to the index yield of 1.6%, even though the Portfolio's stocks have a lower payout ratio overall. Growth and profitability levels are at a modest discount to those of the index, but much less than the Portfolio's relative valuations.


-Growth of a $1 Million Investment Over 10 years


       FISCAL YEARS
          ENDING
       SEPTEMBER 30             MAS Value                          S&P 500
                                               DOLLARS (000)
          '88                      1000                             1000
                                   1021                             1031
                                   1099                             1104
                                   1169                             1201
          '89                      1285                             1330
                                   1232                             1358
                                   1194                             1317
                                   1230                             1399
          '90                      1030                             1207
                                   1156                             1315
                                   1354                             1506
                                   1379                             1503
          '91                      1498                             1583
                                   1592                             1716
                                   1593                             1673
                                   1631                             1705
          '92                      1691                             1758
                                   1824                             1847
                                   1926                             1927
                                   1938                             1937
          '93                      2023                             1987
                                   2086                             2033
                                   2054                             1956
                                   2083                             1964
          '94                      2174                             2060
                                   2158                             2060
                                   2390                             2260
                                   2669                             2476
          '95                      2882                             2673
                                   2995                             2834
                                   3205                             2986
                                   3279                             3120
          '96                      3413                             3216
                                   3822                             3484
                                   3886                             3578
                                   4454                             4202
          '97                      4820                             4517
                                   4716                             4647
                                   5169                             5295
                                   4976                             5470
          '98                      4029                             4926




AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*
                                                                        MAS VALUE
                                                    -----------------------------------------------        S&P 500
                                                    INSTITUTIONAL -   INVESTMENT --     ADVISER +           INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                  (16.41)%         (16.55)%         (16.66)%           9.05%
----------------------------------------------------------------------------------------------------------------------
FIVE YEARS                                                 14.77 %          14.68 %          14.64 %          19.91%
----------------------------------------------------------------------------------------------------------------------
TEN YEARS                                                  14.95 %          14.91 %          14.89 %          17.29%
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

-        Represents an investment in the Institutional Class.

-- Represents an investment in the Investment Class which commenced operations 5/6/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

+ Represents an investment in the Adviser Class which commenced operations 7/17/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Investment Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

*Total returns are compared to the S&P 500 Index, an unmanaged market index.





                                                                   7 - MAS Funds

---------------------
MAS Funds / Equity

EQUITY PORTFOLIO



The Equity Portfolio is Miller Anderson & Sherrerd's core-strategy stock fund. The Portfolio is heavily oriented toward large-capitalization stocks, with a strategic commitment to value and growth equities. In constructing the Portfolio, the MAS equity team applies a value-oriented discipline to the three key equity decisions: stock selection, sector allocation, and portfolio risk control.

  MAS's goals for core equity investing are to provide capital appreciation with income through broad market exposure, and to achieve above-average, consistent returns compared to other managers and the broad market averages over long periods of time.

  The fiscal year ended with the volatile stock market down nearly 16% from its July peak, with the Portfolio lagging the S&P 500 by returning -14.4% compared to -10.0% for the index. Nevertheless, the Portfolio remained competitive with other actively managed institutional equity funds. For comparison, MAS looks at the Growth and Growth & Income mutual fund indices calculated by Lipper Investment Services, Inc. For returns measured quarterly since its inception through this fiscal year, the Portfolio has outperformed the Growth Index in 100% of all ten-year trailing periods, in 89% of all five-year trailing periods, and in 75% of all three-year trailing periods; and outperformed the Growth & Income Index in 100% of all ten-year trailing periods, in 83% of all five-year trailing periods, and in 68% of all three-year trailing periods.

  MAS continued in this fiscal year to fine tune the investment process changes which were started in 1996. First, MAS increased the number of portfolio managers on each style team from two to three. Second, MAS narrowed the focus of each team by instituting internal value and growth benchmarks, to ensure that we achieve the desired overall portfolio characteristics of above average profit and growth, at modest discount valuations to the broad market averages. Third, MAS assigned research professionals directly to each team in order to help achieve more effectively the aggressive research goals set in 1996. MAS believes that these adjustments will further enhance the overall management process of the Portfolio.

  Stock selection in the Portfolio is based on both quantitative and qualitative inputs. Each stock in MAS's investable universe is ranked versus its peers based on valuation and business dynamics. Those stocks that appear attractive are then subjected to rigorous fundamental review. A sector is overweighted or underweighted versus the Index based on the same rigorous approach that governs the stock-selection process, i.e., analysis of valuation and trends in business dynamics. MAS controls the level of portfolio risk and volatility by adjusting the cash position, investing in all economic sectors, holding a large number of widely diversified stocks, limiting single stock concentration, and limiting variance of sector weights from the index. Each of these controls is monitored and reviewed regularly.

  During fiscal 1998, the Portfolio's performance suffered due to four strong undercurrents in the large capitalization marketplace. First, S&P 500 Index returns were concentrated in only a small percentage of the index stocks. For example, for the entire fiscal year the largest fifty stocks contributed 86% of the index's return, and for the last nine months of the fiscal year, a mere five contributed 56%. Second, high P/E stocks continued to outperform low P/E stocks, despite the sharp market price correction in the fourth fiscal quarter. Third, growth stocks continued to outperform value stocks, though lacking compelling, supporting investment rationale. Fourth, economically sensitive holdings which appeared to be priced defensively at the beginning of the fiscal year, grew progressively out of favor compared with stable, defensive stocks.

  These factors contributed directly to the poor stock selection for the year, to which over eighty percent of the underperformance was due. Unfavorable stock selection occurred in drugs, heavy industrials, and financials. The balance of the shortfall resulted from an unfavorable sector allocation, due mainly to an overweight in basic resources and heavy industry sectors which underperformed, and an underweight in drug stocks which outperformed. On the other hand, performance has benefited by avoiding many





8 - MAS Funds
mega-cap stocks with suspect fundamentals and extreme valuations. These include many in the beverage and personal products sector, whose disappointing earnings finally resulted in contractions in valuation and serious underperformance in the fourth fiscal quarter.

  The Portfolio's overweight in economically sensitive (cyclical) sectors has hurt performance. These cyclicals are attractive because of solid fundamentals, balance sheet strength, positive cash flow generation, improved ability to weather a downturn, and moreover, record low relative valuations even when compared with prior recessions. At fiscal year end, the Portfolio remained diversified across all economic sectors of the market. It also retained its robust characteristics, i.e., a projected 12% premium forward earnings per share growth forecast of 16.3% versus 14.5% for the market, with a 25% discount P/E valuation of 13.9X versus 18.4X for the S&P 500 based on consensus 1999 earnings projections.


 FISCAL YEARS
    ENDING
 SEPTEMBER 30                MAS Equity               S&P 500
                                       DOLLARS (000)
      '88                        1000                   1000
                                 1019                   1031
                                 1095                   1104
                                 1173                   1201
      '89                        1330                   1330
                                 1307                   1358
                                 1267                   1317
                                 1382                   1399
      '90                        1174                   1207
                                 1306                   1315
                                 1528                   1506
                                 1529                   1503
      '91                        1646                   1583
                                 1828                   1716
                                 1773                   1673
                                 1773                   1705
      '92                        1836                   1758
                                 1970                   1847
                                 2003                   1927
                                 1987                   1937
      '93                        2039                   1987
                                 2101                   2033
                                 2032                   1956
                                 2047                   1964
      '94                        2123                   2060
                                 2112                   2060
                                 2293                   2260
                                 2500                   2476
      '95                        2678                   2673
                                 2809                   2834
                                 2981                   2986
                                 3101                   3120
      '96                        3120                   3216
                                 3388                   3484
                                 3468                   3578
                                 3984                   4202
      '97                        4319                   4517
                                 4263                   4647
                                 4849                   5295
                                 4914                   5470
      '98                        4204                   4926




AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*
                                                                       MAS EQUITY
                                                    -------------------------------------------------      S&P 500
                                                    INSTITUTIONAL -   INVESTMENT --      ADVISER +          INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                   (2.66)%          (2.78)%          (2.84)%           9.05%
----------------------------------------------------------------------------------------------------------------------
FIVE YEARS                                                 15.57 %          15.47 %          15.53 %          19.91%
----------------------------------------------------------------------------------------------------------------------
TEN YEARS                                                  15.44 %          15.39 %          15.42 %          17.29%
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

-        Represents an investment in the Institutional Class.

-- Represents an investment in the Investment Class which commenced operations 4/10/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

+ Represents an investment in the Adviser Class which commenced operations 1/16/98. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the other classes due to the higher expenses charged.

Total returns for the Investment Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

* Total returns are compared to the S&P 500 Index, an unmanaged market index.





                                                                   9 - MAS Funds

------------------------
MAS Funds / Equity

SMALL CAP VALUE
PORTFOLIO


 The Small Cap Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the small- and medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within 5% of those of the Russell 2000 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.


[PHOTO]

ABOVE, FROM LEFT:
Jim Scott,
Elizabeth Vale,
and John Hevner

[PHOTO]

RIGHT:
Tracey Ivey and
Mary Jane Bobyock


  MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account in the decision-making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the Russell 2000 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

  The past fiscal year was a very difficult one for small-cap stocks. The difference between the performance of the largest stocks in the S&P 500 and the stocks in the Russell 2000 was extraordinarily large by historical standards. This differential performance has created a situation in which small-cap stocks look very attractive on a relative valuation basis. Once equity markets become less volatile, it would not be surprising if small-cap stocks enjoyed a meaningful period of outperformance. At fiscal year-end, MAS identified a number of stocks with solid earnings growth prospects selling at reasonable multiples of earnings.

  Both the Portfolio and its benchmark, the Russell 2000, declined over the past year. The portfolio's return was just slightly better than that of the benchmark. Sector selection and trading made positive contributions to performance over the past 12 months, while stock selection detracted slightly from returns.





10 - MAS Funds

ONCE EQUITY MARKETS BECOME LESS VOLATILE, IT WOULD NOT BE SURPRISING IF SMALL-CAP STOCKS ENJOYED A MEANINGFUL PERIOD OF OUTPERFORMANCE.

-Growth of a $1 Million Investment Over 10 Years

 FISCAL YEARS
    ENDING
 SEPTEMBER 30            MAS Small Cap Value                Russell 2000
                                            DOLLARS (000)
      '88                        1000                         1000
                                 1007                          993
                                 1089                         1070
                                 1151                         1136
      '89                        1249                         1209
                                 1184                         1150
                                 1183                         1124
                                 1241                         1167
      '90                         904                          881
                                  988                          926
                                 1303                         1201
                                 1310                         1182
      '91                        1473                         1279
                                 1618                         1352
                                 1736                         1453
                                 1632                         1354
      '92                        1681                         1393
                                 1987                         1601
                                 2028                         1669
                                 2112                         1706
      '93                        2316                         1855
                                 2407                         1903
                                 2390                         1852
                                 2360                         1780
      '94                        2502                         1904
                                 2459                         1868
                                 2506                         1955
                                 2672                         2138
      '95                        2962                         2349
                                 2977                         2400
                                 3170                         2523
                                 3428                         2649
      '96                        3673                         2658
                                 4024                         2796
                                 3986                         2652
                                 4649                         3081
      '97                        5502                         3540
                                 5256                         3421
                                 5791                         3765
                                 5499                         3590
      '98                        4493                         2866




AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*
                                                                                         MAS SMALL       RUSSELL 2000
                                                                                         CAP VALUE          INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                                                    (18.34)%         (19.02)%
----------------------------------------------------------------------------------------------------------------------
FIVE YEARS                                                                                   14.17 %           9.09 %
----------------------------------------------------------------------------------------------------------------------
TEN YEARS                                                                                    16.21 %          11.11 %
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* Total returns are compared to the russell 2000 index, an unmanaged market index.





                                                                  11 - MAS Funds

-----------------------------
Mas Funds / Equity

INTERNATIONAL EQUITY
PORTFOLIO

The International Equity Portfolio provides a core vehicle for investing in stocks from over 25 countries outside of the United States. Miller Anderson & Sherrerd analyzes country allocation, stock selection, and currency values to construct a diversified portfolio for U.S.-based investors.


[PHOTO]

FROM LEFT:
Marc Crespi and
Glenn E. Becker

  In determining the Portfolio's country allocation, MAS measures value through the computation of expected returns for each major market or region. MAS focuses on the equity risk premium (the expected excess return of stocks over bonds for a particular country), the steepness of a region's yield curve (the difference in levels between short- and long-term interest rates), and the level of real interest rates (a country's government-bond yield less its inflation rate). MAS's research has shown that foreign stocks tend to outperform in regions where risk premia are large, yield curves are steep, and/or real interest rates are high.

  MAS uses these tools along with disciplined, fundamental research and analysis to create a diversified Portfolio that is based both on bottom-up valuation and analysis of individual holdings and a top-down view of world economies and markets. The international equity team focuses fundamental analysis on measures that have proven to add value over time -- attractive valuations (represented by a stock's price/earnings, price/book, and/or price/cash flow ratios) combined with an upward trend in analyst estimate revisions.

  MAS's research-based, value-oriented investment process has been the key factor behind the Portfolio's outperformance of its benchmark, the Morgan Stanley Capital International World Ex-U.S. Index, by an average of 3.8% per year since inception. During fiscal 1998, the International Equity Portfolio slightly outperformed the index: the Portfolio declined 8.4% compared to a 9.0% decline for the Index. Stock markets around the world declined significantly in the first and fourth quarters of the fiscal year due to fears of contagion from the Asian crisis and from the Russian devaluation and debt default. Investors fled from risky assets to the safety of G-7 government bonds and cash.

  Stock selection was primarily responsible for value added relative to the benchmark. Security selection in Japan, Sweden, and the United Kingdom contributed positively to returns while selections in Germany, Hong Kong, and Mexico detracted from results. The Portfolio's less-than-index exposure to Japan and developed Asia helped the Portfolio's relative performance. Exposure to Latin American markets, predominantly Argentina and Brazil, and the underweight exposure to Switzerland, negatively impacted the Portfolio.

  As of the end of September, the Portfolio's allocation to the Euro Zone was 39%, approximately 2% greater than the benchmark's exposure. Low interest rates and slowly accelerating economic growth make this an attractive region. The Portfolio's largest overweight position within this region is France, which has contributed positively to the Portfolio's performance. The Portfolio's exposure to





12 - MAS Funds

IN DETERMINING THE PORTFOLIO'S COUNTRY ALLOCATION, MAS MEASURES VALUE THROUGH THE COMPUTATION OF EXPECTED RETURNS FOR EACH MAJOR MARKET OR REGION.


Non-Euro Zone countries was 9%, approximately 3% less than the Index. At fiscal year end, MAS continued to hold less-than-index exposure in Switzerland due to high valuation.

  In September, MAS continued to underweight the Portfolio's exposure to the United Kingdom relative to the Index, in anticipation of corporate profits declining further. The Portfolio's allocation to Japan remained 5% less than the benchmark, as MAS awaited much needed financial system and banking reform. The recently announced bank bailout package contains 60 trillion Yen to recapitalize banks, but does not do enough to rationalize the industry. Additionally, the Bank of Japan's recent business confidence survey, the Tankan, painted a very bleak picture, citing that 1998 capital spending is expected to fall by approximately 9%. The Portfolio's exposure to emerging markets, predominantly in Latin America, was approximately 4%.

-Growth of a $1 Million Investment Since Inception

  FISCAL YEARS
     ENDING
  SEPTEMBER 30      MAS International Equity                  MSCI World Ex-U.S.
                                           DOLLARS (000)
       "*"                  1000                                     1000
                            1011                                     1002
                            1020                                     1007
                            1033                                      950
       '89                  1204                                     1065
                            1275                                     1114
                            1164                                      899
                            1255                                      980
       '90                  1031                                      778
                            1078                                      857
                            1214                                      920
                            1184                                      873
       '91                  1249                                      944
                            1306                                      960
                            1275                                      849
                            1326                                      866
       '92                  1254                                      875
                            1262                                      842
                            1362                                      942
                            1415                                     1035
       '93                  1525                                     1099
                            1800                                     1113
                            1697                                     1149
                            1689                                     1203
       '94                  1728                                     1210
                            1618                                     1195
                            1574                                     1218
                            1626                                     1230
       '95                  1670                                     1280
                            1718                                     1332
                            1776                                     1372
                            1834                                     1394
       '96                  1818                                     1395
                            1897                                     1423
                            1937                                     1401
                            2180                                     1583
       '97                  2240                                     1577
                            2143                                     1455
                            2398                                     1669
                            2390                                     1682
       '98                  2052                                     1435




AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*
                                                                         MAS INTERNATIONAL EQUITY
                                                                     ---------------------------------   MSCI WORLD
                                                                     INSTITUTIONAL -   INVESTMENT --    EX-U.S. INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                                    (8.36)%          (8.51)%          (9.00)%
----------------------------------------------------------------------------------------------------------------------
FIVE YEARS                                                                   6.12 %           6.01 %           5.48 %
----------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                                              7.58 %           7.52 %           3.74 %
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

-        Represents an investment in the Institutional Class.

-- Represents an investment in the Investment Class which commenced operations 4/10/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

Total returns for the Investment Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

*        The International Equity Portfolio commenced operations on 11/25/88.
         Total returns are compared to the Morgan Stanley Capital International World Ex-U.S. Index, an unmanaged market index.





                                                                  13 - MAS Funds

MAS LOOKS TO CAPTURE THE RETURN POTENTIAL OF RAPIDLY GROWING COMPANIES WHILE AVOIDING STOCKS THAT ARE LIKELY TO DISAPPOINT.

-------------------------
MAS Funds / Equity

MID CAP GROWTH PORTFOLIO



Miller Anderson & Sherrerd's mid-cap growth strategy seeks to capitalize on the relative inefficiencies of the small- and mid-cap equity markets. The Portfolio targets companies with sustainable growth that surpasses Wall Street analysts' estimates. MAS looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, MAS's mid-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental and valuation analysis as well as a strict sell discipline.

  First, MAS conducts a quantitative screen that sorts the stocks within each economic sector based on earnings-estimate revisions and growth potential. This screening process limits investment choices to a statistically advantaged pool.

  MAS then conducts extensive fundamental research on a group of eligible stocks to find candidates for purchase. Only high-quality companies with strong sales growth, rising profit margins, and high returns on capital are included in the Portfolio. Qualitative measures are then examined, including management quality and a company's strategic position within its industry.

  MAS supplements fundamental analysis with valuation analysis. In addition to examining measures such as price/earnings, price/sales, and price/cash flow, valuation analysis uses a discounted-cash-flow model. Each stock's valuation is assessed relative to its growth prospects. The goal of this valuation work is to identify and weed out the most overvalued securities.

  The sell discipline mandates an ongoing reevaluation of securities and produces a portfolio that holds only those securities that are currently most attractive. Sales can be triggered by meeting any of three criteria. If a holding falls into one of the bottom two earnings-estimate-revision quintiles of MAS's universe, it will be sold. MAS also sells stocks when fundamental research uncovers unfavorable trends. Analysts are often more reluctant to lower estimates than to raise them, therefore, companies that are having difficulties may first experience small negative estimate revisions; such companies are frequently sold before larger revisions materialize. Finally, holdings are sold or trimmed back when their valuations exceed the level believed to be reasonable given their growth prospects.

  During fiscal 1998, the Portfolio delivered a return of 2.0% versus -6.3% for its benchmark, the S&P MidCap 400 Index. This environment was a difficult one for smaller capitalization equities as both the Russell 2000 and the S&P 400 indices substantially underperformed the S&P 500 index. Smaller was not better in fiscal 1998. Within the S&P 400, the capitalization-weighted index significantly outperformed the equal weighted benchmark. The events in Asia in October, 1997 through mid-July, 1998 strongly influenced the market. Two investment themes dominated. Investors flocked to the more liquid stocks leading to disparity in performance between larger and smaller stocks. Also, investors increasingly valued the stability of earnings as concern over a slowing global economy spread throughout the year.

  The Mid Cap Growth Portfolio particularly benefited from this last theme. The Portfolio emphasized companies with stable and predictable growth in October, 1997. This strategic shift resulted from the belief that recession and deflation would cause the economy to slow, which in turn would put downward pressure on interest rates. The Portfolio, therefore, also emphasized high duration stocks that were interest rate sensitive.

  This strategic shift to domestic, stable growers and interest-rate sensitive growth stocks allowed the Portfolio to substantially outperform from October through July. In mid July, 1998, events in Russia and fears of worldwide deflation created a bear market for mid-cap and small-cap stocks as the respective indices, the S&P 400 MidCap and the Russell 2000,





14 - MAS Funds
both dropped over 20% from their peak and defensive sectors such as electric utilities and regulated local telephone companies significantly outperformed.

  Over the course of the full fiscal year, sector selection was additive. The overweighted telephone services and underweighted basic resources and energy sectors contributed almost 500 basis points of performance. The underweighted sectors of financial services and electric utilities detracted almost 400 basis points of performance with most of the other sectors modestly adding to performance. Stock selection was also significantly additive, contributing almost 60% of the outperformance against the index. In consumer services, the significant emphasis on cable, radio broadcasting and outdoor advertising paid off handsomely. In health care, two of the Portfolio's largest holdings, Lincare and Health Management Associates, contributed over 200 basis points of outperformance. Lastly, stock selection in heavy industry was also additive. While stock selection was negative in fiscal 1998 in the Portfolio's heavily overweighted telecommunications services, reversing the strong performance of 1997, fundamentals still remained strong.

-Growth of a $1 Million Investment Since Inception

   FISCAL YEARS
      ENDING
   SEPTEMBER 30         MAS Mid Cap Growth                  S&P MidCap 400
                                           DOLLARS (000)
       "*"                     1000                             1000
                               1122                             1059
       '90                     900                              871
                               1097                             979
                               1327                             1204
                               1347                             1195
       '91                     1497                             1309
                               1749                             1470
                               1642                             1463
                               1533                             1417
       '92                     1540                             1472
                               1800                             1645
                               1769                             1699
                               1819                             1739
       '93                     2062                             1826
                               2128                             1875
                               2004                             1804
                               1832                             1738
       '94                     1994                             1855
                               2013                             1808
                               2127                             1956
                               2300                             2126
       '95                     2604                             2334
                               2743                             2367
                               3058                             2513
                               3313                             2585
       '96                     3354                             2660
                               3258                             2821
                               2956                             2779
                               3565                             3188
       '97                     4295                             3700
                               4338                             3731
                               5239                             4142
                               5420                             4053
       '98                     4380                             3467


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*
                                                                            MAS MID CAP GROWTH
                                                                     ---------------------------------   S&P MIDCAP
                                                                     INSTITUTIONAL -    ADVISER --        400 INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                                     2.00%            1.79%           (6.30)%
----------------------------------------------------------------------------------------------------------------------
FIVE YEARS                                                                  16.27%           16.19%           13.68 %
----------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                                             18.97%           18.92%           15.74 %
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

-        Represents an investment in the Institutional Class.

-- Represents an investment in the Adviser Class which commenced operations 1/31/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

* The Mid Cap Growth Portfolio commenced operations on 3/30/90. Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index.





                                                                  15 - MAS Funds

------------------------
MAS Funds / Equity

MID CAP VALUE
PORTFOLIO

The Mid Cap Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within 5% of those of the S&P MidCap 400 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.

[PHOTO]

FROM LEFT:
Alisa Skatrud
and Matthew Allen

  MAS's investment process is driven chiefly by bottom-up considerations. Broad macroeconomic trends that influence the outlook for certain industries are also taken into account in the decision making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the S&P MidCap 400 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

  Mid-cap stocks moved modestly lower this year, reflecting a variety of domestic and international economic and political concerns. Even with the Federal Reserve playing a more accommodative role, the market focused on the prospect of slowing economic growth and the questionable financial health of large commercial and investment banks. Due to pervasive uncertainty, we have raised our target range for cash from zero to five percent to five to ten percent. MAS looks forward to returning to a fully invested posture in the coming months, pending the cessation of market turmoil and volatility.

  The portfolio outperformed the S&P 400 MidCap index in three of the four quarters, while modestly trailing the index for the fiscal year. In aggregate, sector selection was additive to performance, while stock selection detracted from performance.

16 - MAS Funds

-Growth of a $1 Million Investment Since Inception

    FISCAL YEARS
       ENDING
    SEPTEMBER 30             MAS Mid Cap Value           S&P MidCap 400
                                           DOLLARS (000)
         *                          1000                       1000
                                    1107                       1081
                                    1217                       1176
        '95                         1345                       1291
                                    1327                       1309
                                    1446                        139
                                    1545                       1430
        '96                         1644                       1471
                                    1868                       1560
                                    1873                       1537
                                    2201                       1763
        '97                         2654                       2047
                                    2607                       2064
                                    2922                       2291
                                    2866                       2242
        '98                         2471                       1918



AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*
                                                                    MAS MID CAP VALUE
                                                    ------------------------------------------------     S&P MIDCAP
                                                    INSTITUTIONAL -   INVESTMENT --      ADVISER +        400 INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                   (6.92)%          (7.08)%          (6.92)%          (6.30)%
----------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                            27.28 %          27.12 %          27.28 %          18.96 %
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

-        Represents an investment in the Institutional Class.

-- Represents an investment in the Investment Class which commenced operations 5/10/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

+ Represents an investment in the Adviser Class which commenced operations 07/17/98. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the other classes due to the higher expenses charged.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Mid Cap Value Portfolio commenced operations on 12/30/94. Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index.





17 - MAS Funds

----------------------------
MAS Funds / Equity

EMERGING MARKETS
VALUE PORTFOLIO



The Emerging Markets Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the world's fastest-changing economies. Country allocation and stock selection are both driven by the search for well-managed companies selling at a significant discount to their intrinsic value. The high volatility of individual emerging markets frequently pushes share prices far from fundamental values, and the Portfolio uses these occasions to aggressively add or reduce holdings.

[PHOTO]

FROM LEFT:
Rachel Klein,
George Loos,
and Mark Babiec

  The Portfolio's guiding principle is that a global convergence of valuations, driven by growing local investor sophistication, rising international competition, and increased mobility of capital, will reward a disciplined value approach over time. Furthermore, focusing on fundamentally undervalued markets leaves the Portfolio less vulnerable to unpredictable shifts in economic or political sentiment.

  The Portfolio directs its efforts toward markets with attractive valuation measures. MAS's research has shown that markets with the lowest price/book value, price/earnings, and price/cash flow have performed best. Because cross-border comparisons of such measures are frequently distorted by differences in accounting, debt levels, industry mix, and economic cycles, MAS has built a database to discern a market's true asset value, earnings power, and industry-neutral price/earnings ratio.

  Local liquidity is also a factor in country allocation. MAS's research has shown that equities become undervalued in markets where local liquidity is tight. The MAS emerging markets team employs liquidity measures such as the steepness of a country's yield curve (the difference between short- and long-term interest rates) and the level of real interest rates (the government-bond yield less inflation).

  Individual securities are selected by conducting fundamental research on securities screened for low valuations relative to cash flow or asset value and improving business fundamentals. Management quality and integrity, strategic position and operating environment are also considered. The Portfolio holds approximately 50 securities in 20 markets.

  During fiscal 1998, the Portfolio outperformed its benchmark, the MSCI Emerging Markets Free Index. Lower-than-index exposure to Asia early in the year and lower-than-index exposure to the European emerging markets, especially Russia, in the second half of the year, as well as security selection in Asia and Latin America, contributed to the positive relative returns.

  The Portfolio started off the fiscal year with little exposure to Asian markets. The profit and currency outlook for the major Asian countries continued to deteriorate throughout the year, until the fourth quarter. Countries were slow in implementing reforms and structural changes to bring about an end to the crisis caused by over-investment and low returns on those investments.

  During the second quarter, the Portfolio increased the allocation to Asian markets, particularly Thailand and Korea, which were the furthest along in the





                                                                  18 - MAS Funds

THE HIGH VOLATILITY OF INDIVIDUAL EMERGING MARKETS FREQUENTLY PUSHES SHARE PRICES FAR FROM FUNDAMENTAL VALUES, AND THE PORTFOLIO USES THESE OCCASIONS TO AGGRESSIVELY ADD OR REDUCE HOLDINGS.

reform process. The Portfolio also reduced exposure to India, which had outperformed other Asian markets. During the third quarter, the Portfolio reduced exposure to Mexico, as fundamentals started to deteriorate, and increased exposure to Brazil. The Brazilian market was hit hard by Russia's default on debt. Fortunately, the Portfolio had little exposure to Russia: the only holding was Lukoil, which sells oil in dollars.

  At fiscal year end, the Portfolio still held higher-than-index exposure in Korea. However, MAS continued to underweight the Portfolio's overall exposure to the emerging Asian regions, since valuations were still too high relative to plunging economic growth. MAS also continued to underweight the Portfolio's exposure to the Emerging Europe region on valuation grounds. As of the end of September, the Portfolio's Latin American exposure was approximately two percentage points greater than the benchmark.

-Growth of a $1 Million Investment Since Inception

    FISCAL YEARS
       ENDING
    SEPTEMBER 30      MAS Emerging Markets Value               MSCI Emerging Markets Free
                                               DOLLARS (000)
        "*"                     1000                                     1000
                                1056                                     1004
                                1152                                     1101
        '95                     1163                                     1089
                                1118                                     1071
                                1183                                     1132
                                1311                                     1170
        '96                     1235                                     1123
                                1242                                     1113
                                1361                                     1202
                                1513                                     1294
        '97                     1459                                     1173
                                1268                                      963
                                1269                                     1018
                                1003                                      772
        '98                      819                                      595



AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*
                                                                                                        MSCI EMERGING
                                                                                        MAS EMERGING       MARKETS
                                                                                       MARKETS VALUE     FREE INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                                                    (43.83)%         (49.23)%
----------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                                                              (5.41)%         (13.46)%
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

*        The Emerging Markets Value Portfolio commenced operations on 2/28/95.
         total returns are compared to the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged market index.





                                                                  19 - MAS Funds

--------------------------
Mas Funds / Equity

SMALL CAP GROWTH PORTFOLIO



Miller Anderson & Sherrerd's small-cap growth strategy seeks to capitalize on the relative inefficiencies of the small-cap equity markets. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. MAS looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, MAS's small-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental and valuation analysis as well as a strict sell discipline.

[PHOTO]


FROM LEFT:
Paige A. Johnson
and Mary Ann Milias

  First, MAS conducts a quantitative screen that sorts the stocks within each economic sector based on earnings-estimate revisions and growth potential. This screening process limits investment choices to a statistically advantaged pool.

  MAS then conducts extensive fundamental research on a group of eligible stocks to find candidates for purchase. Only high-quality companies with strong sales growth, rising profit margins, and high returns on capital are included in the Portfolio. Qualitative measures are then examined, including management quality and a company's strategic position within its industry.

  MAS supplements fundamental analysis with valuation analysis. In addition to examining measures such as price/earnings, price/sales, and price/cash flow, valuation analysis uses a discounted-cash-flow model. Each stock's valuation is assessed relative to its growth prospects. The goal of this valuation work is to identify and weed out the most overvalued securities.

  The sell discipline mandates an ongoing reevaluation of securities and produces a portfolio that always holds only those securities that are currently most attractive. Sales can be triggered by meeting any of three criteria. If a holding falls into one of the bottom two earnings-estimate-revision quintiles of MAS's universe, it will be sold. MAS also sells stocks when fundamental research uncovers unfavorable trends. Analysts are often more reluctant to lower estimates than to raise them, therefore, companies that are having difficulties may first experience small negative estimate revisions; such companies are frequently sold before larger revisions materialize. Finally, holdings are sold or trimmed back when their valuations exceed the level believed to be reasonable given their growth prospects.

  With an inception date of June 30, 1998, the Portfolio delivered a return of -14.3% versus -20.2% for its benchmark, the Russell 2000. The environment was a difficult one for smaller capitalization equities for the fiscal year as the Russell 2000 declined more than 35% from its high made in April to its trough, substantially underperforming the S&P 500 index. Smaller was not better in fiscal 1998. Within the Russell indices, the Russell 200 outperformed the Russell 1000, which outperformed the Russell 2000. For the quarter, two of our most heavily weighted sectors, technology and healthcare, contributed almost all of the outper-





20 - MAS Funds
formance. Technology, our largest sector weighting, contributed over 700 basis points of outperformance because of stock selection and trading, as we took advantage of the volatile markets. Healthcare added almost another 100 basis points of relative outperformance from both strong stock selection and sector weight. The two sectors that detracted most from performance were financial services and consumer services. Financial services underperformed due to both underweighting the sector and stock selection. In general, the portfolio included more stocks that needed the capital markets for securitization to grow than the slower growing commercial banks that have plenty of capital. In consumer services, while the stable growers such as cable companies did well, two stocks that were slightly under earnings estimates, Premier Parks and Mail-Well, detracted from performance.

  At year-end, MAS favored technology, consumer services, health care, and heavy industry, while underweighting financial services, basic resources, electric utilities and energy. MAS is constructive on the market and the portfolio over the next fiscal year, recognizing the interim volatility and the current bear market in small capitalization stocks. Valuation levels for small cap stocks are arguably at the most compelling level in many years. MAS is encouraged that it has been able to deliver relative outperformance in a difficult environment. MAS believes that the companies that continue to deliver above market earnings will benefit from a slow growth, low interest rate environment.

-Growth of a $1 Million Investment Since Inception

    FISCAL YEARS
       ENDING
    SEPTEMBER 30    MAS Small Cap Growth                   Russell 2000
                                        DOLLARS (000)
        "*"                1000                                1000
        '98                 857                                799

AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*
                                                                                        MAS SMALL        RUSSELL 2000
                                                                                        CAP GROWTH          INDEX
----------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                                                             (14.30)%         (20.15)%
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Small Cap Growth Portfolio Commenced Operations on 6/30/98. Total returns are compared to the Russell 2000 Index, an unmanaged market index.





                                                                  21 - MAS Funds

--------------------------------
Mas Funds / Fixed Income

FIXED INCOME
PORTFOLIO

The Fixed Income Portfolio is the core offering of the MAS Funds fixed-income portfolios. Securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, non-dollar bonds and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition.

[PHOTO]

FROM LEFT:
Joe Braccia
and Bruce Rodio

  MAS has three major objectives for fixed-income investing. The first is to provide investors with a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

  There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity.

  The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value. Relative real interest rates, the steepness of U.S. and foreign yield curves and judgments about currency values drive this decision. The fourth decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. The Portfolio includes a limited number of opportunistically-selected bonds that are rated below investment grade.

  Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds have higher yields as a result and MAS's fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

  While the Portfolio's impressive long-term record reflects successful judgments about these key decisions, an unusually volatile market environment had an unfavorable impact on near-term relative returns. For the past year, the return on the Portfolio





22 - MAS Funds
was 357 basis points behind that of its benchmark. During this period, an extraordinary confluence of global financial and economic developments conspired to create a "flight-to-quality," producing a powerful rally in U.S. Treasury securities. The Portfolio's value discipline, however, led us to maintain an overweight position in corporates and mortgages while underweighting Treasuries relative to the Portfolio's benchmark. With some investors less willing to bear risk, especially credit risk, at a time of global economic uncertainty, the yield spreads on corporate bonds and other non-Treasury securities widened significantly, adversely affecting the Portfolio's performance. The Portfolio's interest-rate risk and yield-curve strategies were close to neutral for most of the past year, and did not have a material impact on relative performance. With real interest rates at relatively attractive levels in the U.S., it was difficult to identify superior opportunities in non-dollar bonds. Accordingly, the non-dollar allocation was quite small for the entire year, and did not have a major effect on relative returns.

-Growth of a $1 Million Investment Over 10 Years

    FISCAL YEARS
       ENDING
    SEPTEMBER 30             MAS Fixed Income              Salomon Broad
                                             DOLLARS (000)
        '88                         1000                       1000
                                    1014                       1008
                                    1031                       1020
                                    1095                       1101
        '89                         1092                       1112
                                    1127                       1153
                                    1105                       1144
                                    1150                       1186
        '90                         1134                       1197
                                    1208                       1258
                                    1255                       1291
                                    1277                       1314
        '91                         1373                       1389
                                    1468                       1459
                                    1437                       1442
                                    1508                       1501
        '92                         1570                       1565
                                    1592                       1569
                                    1666                       1635
                                    1727                       1680
        '93                         1794                       1724
                                    1813                       1725
                                    1757                       1677
                                    1710                       1660
        '94                         1715                       1669
                                    1713                       1676
                                    1797                       1761
                                    1899                       1869
        '95                         1958                       1904
                                    2039                       1987
                                    2034                       1952
                                    2059                       1961
        '96                         2107                       1998
                                    2189                       2058
                                    2188                       2048
                                    2275                       2121
        '97                         2349                       2192
                                    2400                       2257
                                    2440                       2293
                                    2481                       2346
        '98                         2535                       2444


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*
                                                                     MAS FIXED INCOME
                                                    -------------------------------------------------      SALOMON
                                                    INSTITUTIONAL -   INVESTMENT --      ADVISER +       BROAD INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                    7.90%            7.72%            7.63%           11.47%
----------------------------------------------------------------------------------------------------------------------
FIVE YEARS                                                  7.15%            7.08%            7.05%            7.22%
----------------------------------------------------------------------------------------------------------------------
TEN YEARS                                                   9.75%            9.71%            9.69%            9.35%
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

-        Represents an investment in the Institutional Class.

-- Represents an investment in the Investment Class which commenced operations 10/15/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

+ Represents an investment in the Adviser Class which commenced operations 11/7/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Investment and Adviser Classes of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

* Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.





                                                                  23 - MAS Funds

--------------------------------
MAS Funds / Fixed Income

DOMESTIC FIXED INCOME PORTFOLIO



The Domestic Fixed Income Portfolio invests only in dollar denominated fixed-income securities with a credit quality rating of BBB or better. Fixed-income securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition.

[PHOTO]

FROM LEFT:
Kurt M. Dodds,
Eric W. Riehl,
and Deborah R. Newborn

  MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

  There are four key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity.

  The second decision involves determining which maturities offer the best value relative to their risk. The third decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. The Portfolio purchases only those bonds that hold an investment grade rating or are deemed by MAS to be of investment grade quality.

  Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. As a result, these bonds have higher yields and MAS's fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

  While the Portfolio's impressive long-term record reflects successful judgments about these key deci-





24 - MAS Funds

THE PORTFOLIO MAINTAINS HIGH AVERAGE CREDIT QUALITY AND INCLUDES A SIGNIFICANT PORTION OF NONCALLABLE AND LONGER-MATURITY SECURITIES.


sions, an unusually volatile market environment had an unfavorable impact on near-term relative returns. For the past year, the return on the Portfolio was 164 basis points behind that of its benchmark. During this period, an extraordinary confluence of global financial and economic developments conspired to create a "flight-to-quality," producing a powerful rally in U.S. Treasury securities. The Portfolio's value discipline, however, led it to maintain an overweighted position in corporates and mortgages while underweighting Treasuries relative to its benchmark. With some investors less willing to bear risk, especially credit risk, at a time of global economic uncertainty, the yield spreads on corporate bonds and other non-Treasury securities widened significantly, adversely affecting the Portfolio's performance over the past year. The Portfolio's interest-rate risk and yield-curve strategies were close to neutral for most of the past year, and did not have a material impact on relative performance.

-Growth of a $1 Million Investment Over 10 Years

    FISCAL YEARS
       ENDING
    SEPTEMBER 30            MAS Domestic Fixed Income              Salomon Broad
                                                   DOLLARS (000)
        '88                            1000                            1000
                                       1014                            1008
                                       1028                            1020
                                       1092                            1101
        '89                            1091                            1112
                                       1128                            1153
                                       1108                            1144
                                       1150                            1186
        '90                            1134                            1197
                                       1209                            1258
                                       1255                            1291
                                       1276                            1314
        '91                            1372                            1389
                                       1469                            1459
                                       1436                            1442
                                       1511                            1501
        '92                            1583                            1565
                                       1603                            1569
                                       1680                            1635
                                       1742                            1680
        '93                            1806                            1724
                                       1824                            1725
                                       1786                            1677
                                       1751                            1660
        '94                            1754                            1669
                                       1753                            1676
                                       1850                            1761
                                       1962                            1869
        '95                            2006                            1904
                                       2083                            1987
                                       2044                            1952
                                       2053                            1961
        '96                            2094                            1998
                                       2164                            2058
                                       2156                            2048
                                       2235                            2121
        '97                            2308                            2192
                                       2372                            2257
                                       2405                            2293
                                       2457                            2346
        '98                            2535                            2444



AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*
                                                                                        MAS DOMESTIC       SALOMON
                                                                                        FIXED INCOME     BROAD INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                                                      9.83%           11.47%
----------------------------------------------------------------------------------------------------------------------
FIVE YEARS                                                                                    7.01%            7.22%
----------------------------------------------------------------------------------------------------------------------
TEN YEARS                                                                                     9.75%            9.35%
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. without such waivers and/or reimbursements, total returns would have been lower.

On December 19, 1994 shareholders approved a change in the Portfolio's investment policies to emphasize fixed-income securities of domestic issuers rated A or higher. Shareholders then voted on May 1, 1997, to permit the Portfolio to invest a limited portion of its assets in fixed-income securities of domestic issuers rated BBB at the time of purchase. The Portfolio's performance pattern may have been affected by these changes.

* Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.





                                                                 25 - MAS Funds

THE HIGH-YIELD TEAM UTILIZES A DISCIPLINED, TOTAL RETURN-ORIENTED INVESTMENT PROCESS TO ACTIVELY MANAGE DIVERSIFIED HIGH-YIELD PORTFOLIOS.

------------------------------
Mas Funds / Fixed Income

HIGH YIELD PORTFOLIO

The High Yield Portfolio focuses on investments in below-investment-grade corporate bonds. The Portfolio is actively managed by Miller Anderson & Sherrerd's high-yield fixed-income team, which is responsible for portfolio construction and risk control. The high-yield team utilizes a disciplined, total return-oriented investment process to actively manage diversified high-yield portfolios. To identify the most efficient portfolio, the team engages in fundamental analysis and valuation of high yield securities. Individual securities are compared on the basis of option- and credit-risk-adjusted expected return. Several high-yield investment beliefs guide our process. We believe that the keys to successful high-yield management are: superior, forward-looking credit analysis; a consistent, disciplined investment process; a value focus; and careful control of overall portfolio risk. The team manages overall interest-rate risk and economic sensitivity, as well as the integration of investment themes drawn from the firm's financial-market research.

  MAS believes that investments in high-yield securities can improve the diversification of a balanced portfolio and raise return for a given level of volatility. MAS's extensive research shows that investors have been rewarded over time for holding lower-rated securities. High-yield securities also offer investment opportunities overlooked in the traditional stock/bond mix. Our goal is to achieve superior total returns with a greater degree of consistency than the broad market averages and other investment managers.

  During fiscal 1998, the Portfolio's returns lagged the results of the benchmark primarily due to exposure to non-U.S. issues, a sector that experienced substantial underperformance. An overweighting in the telecommunications sector for most of the year also detracted from relative performance after being a strong contributor earlier in the year. Positive contributors to our relative performance included: a higher average credit rating than the index; an underweight position in cyclical and commodity sectors such as metals, paper, and energy; and superior security selection across several sectors. Our focus on larger capitalization public companies helped support the domestic portion of the Portfolio.

  The Portfolio remained overweighted in the emerging markets and telecommunications sectors where MAS continued to find value. The telecommunications holdings were well diversified and emphasize the following subsectors with examples of larger holdings: competitive local exchange carriers (Intermedia Communications, Nextlink), wireless (Nextel Communications, Comcast Cellular), international wireline (RSL Communications, Global Crossings) and long distance (IXC Communications, Qwest Communications). In emerging markets, holdings were concentrated in Asia, with Korea being the largest exposure, and in Latin America, where the exposure was mainly to corporate issues in Argentina and Mexico.

  MAS has found value in securities of selected Western European issuers. MAS has made small investments in out-of-favor cyclical bonds and has looked carefully at better quality cable and energy bonds that have also declined sharply. Other larger, higher quality positions include Columbia/HCA and Tenet Healthcare in the healthcare sector, as well as Kmart secured bonds in the retail sector. The Portfolio maintained an average credit quality that is higher than that of the index, while the interest rate sensitivity remained close to that of the benchmark.

  It was a difficult year for the high yield market. The global financial turmoil and subsequent flight to quality led risk premiums to rise dramatically. Technical factors also contributed to the depressed





26 - MAS Funds
level of prices in the high yield market. Leveraged investors, including many of the hedge funds which have been in the headlines, were forced to sell to satisfy margin calls. Dealers are under pressure to keep inventories low, and net cash flows into mutual funds turned negative. When these factors stabilize, prices should be able to move closer to levels that represent fair value.

  As a result of recent dislocations in the financial markets, spreads widened to levels not seen since the U. S. was facing a recession and banking crisis earlier this decade. MAS believed at fiscal year end that high-yield prices had discounted very high default rates at a time when most high yield issuers remained fundamentally strong.


-Growth of a $1 Million Investment Since Inception

    FISCAL YEARS
      ENDING
    SEPTEMBER 30           MAS High Yield                   Salomon High Yield
                                             DOLLARS (000)
        "*"                      1000                              1000
                                  995                              1000
                                 1046                              1039
        '89                      1009                              1023
                                  943                              1006
                                  914                               975
                                  968                              1014
        '90                       845                               940
                                  840                               935
                                 1048                              1098
                                 1111                              1172
        '91                      1155                              1241
                                 1211                              1308
                                 1290                              1406
                                 1341                              1460
        '92                      1415                              1521
                                 1435                              1541
                                 1561                              1634
                                 1645                              1706
        '93                      1700                              1746
                                 1787                              1809
                                 1744                              1772
                                 1719                              1764
        '94                      1760                              1786
                                 1661                              1787
                                 1733                              1892
                                 1916                              2009
        '95                      1999                              2069
                                 2059                              2139
                                 2124                              2173
                                 2160                              2201
        '96                      2276                              2291
                                 2374                              2380
                                 2407                              2414
                                 2573                              2522
        '97                      2728                              2632
                                 2753                              2694
                                 2880                              2804
                                 2880                              2833
        '98                      2696                              2697


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*
                                                                      MAS HIGH YIELD
                                                    --------------------------------------------------   SALOMON HIGH
                                                    INSTITUTIONAL -   INVESTMENT --      ADVISER +       YIELD INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                   (1.17)%          (1.37)%          (1.37)%           2.48%
----------------------------------------------------------------------------------------------------------------------
FIVE YEARS                                                  9.67 %           9.58 %           9.60 %           9.09%
----------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                            10.90 %          10.85 %          10.87 %          10.90%
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. High-yield fixed-income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

-        Represents an investment in the Institutional Class.

-- Represents an investment in the Investment Class which commenced operations 5/21/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

+ Represents an investment in the Adviser Class which commenced operations 1/31/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the other classes due to the higher expenses charged.

Total returns for the Institutional and Investment Classes of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

* The High Yield Portfolio commenced operations on 2/28/89. Total returns are compared to the Salomon High Yield Index, an unmanaged market index.





                                                                  27 - MAS Funds

-----------------------------
MAS Funds / Fixed Income

CASH RESERVES PORTFOLIO



The Cash Reserves Portfolio is a money-market fund managed with the same principles as Miller Anderson & Sherrerd's longer-duration fixed-income products. MAS believes strongly that a money-market fund should be invested across the different sectors of the fixed-income market to be effectively diversified and to provide the highest yield for the lowest possible risk. In managing the Cash Reserves Portfolio, MAS looks to maximize current income while preserving capital and liquidity.


[PHOTO]

FROM LEFT:

Meg Benjamin,
Pamela Levesque,
and Tina L. Irwin

  The Cash Reserves Portfolio is managed by a team of managers rather than a single portfolio manager, allowing the Portfolio to benefit from the best thinking of a group of individuals as well as the expertise of smaller working groups. Sub-groups focus on managing the Portfolio's credit quality, interest-rate and yield-curve strategies.

  The Cash Reserves Portfolio is actively managed based on three active decision-making processes which should be central to managing any money-market portfolio. The first of these is the Portfolio's interest-rate strategy, reflecting the Portfolio's sensitivity to changes in interest rates. The average maturity of the Cash Reserves Portfolio and other money-market funds is limited by regulators to a maximum of 90 days, thereby limiting the effect of a significant change in interest rates on the Portfolio. MAS closely monitors such factors as the level of real interest rates, the steepness of the yield curve (the difference between short- and longer-term interest rates) and Federal Reserve policy to determine the appropriate level of interest-rate risk to assume.

  Second, MAS continually studies yield-curve positioning, or where along the yield curve, including the very front end, the Portfolio should be invested. Yield-curve strategy is based on an analysis of relative values and expected future changes in the shape of the curve. MAS targets the Portfolio's investments to the area of the curve that provides the most value.

  Third, the Portfolio's credit quality is constrained to allow investments only in government securities, commercial paper and corporate securities of the highest grade. This policy restricts the Portfolio to even higher-quality paper than is generally required for money-market funds. Buying only A1/P1 commercial paper and high-quality floating-rate notes provides extra assurance that the Portfolio will maintain the highest credit quality.

  During the past twelve months, the money market curve flattened and then inverted as investors began to anticipate a series of easings by the Federal Reserve instead of a series of tightenings. This complete turnaround in U.S. market sentiment was a direct product of the global economic crisis and its





28 - MAS Funds

IN MANAGING THE CASH RESERVES PORTFOLIO, MAS LOOKS TO MAXIMIZE CURRENT INCOME WHILE PRESERVING CAPITAL AND LIQUIDITY.



developing impact on our economy. U.S. GDP and labor market growth have slowed considerably and forecasts expect this trend to continue for the near term. In addition, retail demand and consumer confidence have begun to fall from their lofty levels set earlier this year. As a result, the Federal Reserve acted with a 25 basis point easing of interest rates at the end of September, and the market expects further cuts in the future (in addition to the subsequent October 1998 rate cut).

-Growth of a $1 Million Investment Since Inception

    FISCAL YEARS
       ENDING
    SEPTEMBER 30       MAS Funds Cash Reserves              Lipper Money Market              Salomon 1-Month Treasury
                                                                DOLLARS (000)
        '90                      1007                               1006                               1006
                                 1027                               1025                               1023
                                 1044                               1042                               1037
                                 1059                               1056                               1050
        '91                      1074                               1070                               1063
                                 1087                               1083                               1075
                                 1098                               1093                               1085
                                 1108                               1103                               1094
        '92                      1116                               1111                               1102
                                 1124                               1118                               1110
                                 1131                               1125                               1117
                                 1139                               1132                               1125
        '93                      1147                               1139                               1133
                                 1155                               1146                               1141
                                 1164                               1154                               1150
                                 1174                               1163                               1160
        '94                      1186                               1174                               1171
                                 1201                               1188                               1184
                                 1218                               1204                               1198
                                 1235                               1220                               1215
        '95                      1252                               1235                               1231
                                 1270                               1251                               1248
                                 1286                               1266                               1262
                                 1303                               1280                               1278
        '96                      1319                               1295                               1293
                                 1336                               1311                               1309
                                 1353                               1327                               1325
                                 1371                               1344                               1341
        '97                      1390                               1362                               1357
                                 1408                               1380                               1373
                                 1427                               1398                               1389
                                 1446                               1416                               1406
        '98                      1466                               1435                               1423



AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                                                                                           SALOMON
                                                                                                           1-MONTH
                                                                         MAS CASH       LIPPER MONEY       TREASURY
                                                                         RESERVES      MARKET AVERAGE    BILL INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                                     5.47%            5.35%            4.87%
----------------------------------------------------------------------------------------------------------------------
7-DAY CURRENT YIELD                                                          5.33%             NA               NA
----------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have be lower.

An investment in the Cash Reserves Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

* The Cash Reserves Portfolio commenced operations on 8/29/90. one year total returns are compared to the Lipper Money Market Average of money market funds and the Salomon 1-Month Treasury Bill Index. While the Portfolio may invest in the government securities represented by the salomon 1-month treasury bill index, it also invests in non-government issues and securities with maturities greater than one month.





                                                                  29 - MAS Funds

------------------------
MAS Funds / Fixed Income

FIXED INCOME
PORTFOLIO II

The Fixed Income Portfolio II invests only in fixed-income securities with a credit-quality rating of BBB or better. Securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, non-dollar bonds and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about its structure and composition.

[PHOTO]

FROM LEFT:
Nanette de Groot
and Robert J. Formisano

     MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

     There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed- income securities and to have an above-average interest-rate sensitivity.

     The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value. Relative real interest rates, the steepness of U.S. and foreign yield curves and judgments about currency values drive this decision. The fourth decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns.

     Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds have higher yields as a result and the fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

     While the Portfolio's impressive long-term record reflects successful judgments about these key decisions, an unusually volatile market environment had an unfavorable impact on near-term relative







30 - MAS FUNDS

WITH REAL INTEREST RATES AT RELATIVELY ATTRACTIVE LEVELS IN THE U.S., IT WAS DIFFICULT TO IDENTIFY SUPERIOR OPPORTUNITIES IN NON-DOLLAR BONDS.


returns. For the past year, the return on the Portfolio was 224 basis points behind that of its benchmark. During this period, an extraordinary confluence of global financial and economic developments conspired to create a "flight-to-quality," producing a powerful rally in U.S. Treasury securities. Our value discipline, however, led us to maintain an overweighted position in corporates and mortgages while underweighting Treasuries relative to the Portfolio's benchmark. With some investors less willing to bear risk, especially credit risk, at a time of global economic uncertainty, the yield spreads on corporate bonds and other non-Treasury securities widened significantly, adversely affecting the Portfolio's performance over the past year. The Portfolio's interest-rate risk and yield-curve strategies were close to neutral for most of the past year, and did not have a material impact on relative performance. With real interest rates at relatively attractive levels in the U.S., it was difficult to identify superior opportunities in non-dollar bonds. Accordingly, the non-dollar allocation was quite small for the entire year, and did not have a major effect on relative returns.


-Growth of a $1 Million Investment Since Inception


      FISCAL YEARS
         ENDING
      SEPTEMBER 30          MAS Fixed Income II          Salomon Broad
                                          DOLLARS (000)
          "*"               1000                         1000
          '90               1009                         1009
                            1082                         1060
                            1109                         1088
                            1121                         1107
          '91               1206                         1170
                            1291                         1229
                            1255                         1215
                            1312                         1264
          '92               1364                         1319
                            1382                         1322
                            1443                         1378
                            1494                         1416
          '93               1548                         1453
                            1556                         1454
                            1514                         1413
                            1476                         1399
          '94               1474                         1407
                            1476                         1412
                            1555                         1484
                            1643                         1574
          '95               1683                         1604
                            1752                         1674
                            1733                         1645
                            1747                         1653
          '96               1786                         1684
                            1849                         1734
                            1844                         1725
                            1911                         1788
          '97               1975                         1847
                            2020                         1901
                            2051                         1932
                            2089                         1977
          '98               2157                         2059

AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                                             MAS FIXED         SALOMON
                                                             INCOME II       BROAD INDEX
----------------------------------------------------------------------------------------
ONE YEAR                                                      9.23 %          11.47 %
----------------------------------------------------------------------------------------
FIVE YEARS                                                    6.86 %           7.22 %
----------------------------------------------------------------------------------------
SINCE INCEPTION                                               9.98 %           9.35 %
----------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

On May 12, 1997, shareholders approved a change in the Portfolio's investment policies to allow the Portfolio to invest in fixed-income securities of domestic issuers rated BBB or higher at the time of purchase. The Portfolio's performance pattern may have been affected by this change.

* The Fixed Income Portfolio II commenced operations on 8/31/90. Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.






                                                                  31 - MAS Funds

------------------------
MAS Funds / Fixed Income

MORTGAGE-BACKED
SECURITIES PORTFOLIO

The Mortgage-Backed Securities Portfolio invests in a full range of mortgage securities, collateralized mortgage obligations (CMOs), asset-backed securities, U.S. Government, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about its structure and composition.

[PHOTO]

ABOVE, FROM LEFT:
Jennifer Pindle,
Susan Mislick, and
Andrea Silverman

RIGHT:                         [PHOTO]
Scott Burneyand
and Jim Schmid


     The fixed-income team seeks to earn superior returns by identifying attractively priced securities and by managing the interest-rate sensitivity, yield-curve strategy, and prepayment sensitivity of the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity. Management of the yield-curve strategy involves determining which maturities along the yield curve offer the best value relative to their risk. The team actively manages the amount of prepayment risk, or call risk, within the Portfolio. Most mortgages contain an option to prepay the principal amount prior to maturity. As a result, these securities have higher yields and MAS calculates whether the additional yield is sufficient to compensate for the risk. The sensitivity of the Portfolio to mortgage prepayments is increased when yields, adjusted for probable prepayments, are attractive.

     For the past year, the Portfolio underperformed its benchmark by 309 basis points. The majority of this underperformance came from a dramatic widening of spreads. The interest-rate sensitivity of the Portfolio paralleled the benchmark throughout fiscal 1998. Similarly, due to a lack of perceived relative value, the yield-curve strategy of the Portfolio was equivalent to the benchmark. At the beginning of the fiscal year, the Portfolio was fully invested in mortgage securities, although prepayment and spread exposure were only slightly greater than






32 - MAS FUNDS
the index. As spreads on fixed-rate current-coupon mortgages widened, these holdings were increased, while positions in bonds that exhibited less exposure to spread changes were sold. The large rally in Treasury yields caused prepayment fears to reach extremely high levels. Therefore, bonds that suffer from further increases in prepayment expectations were added, as their distressed valuations were attractive relative to the risk of further spread widening. At fiscal year-end, the Portfolio had both a neutral interest-rate sensitivity and a neutral yield curve sensitivity, while it had an exposure to prepayment risk greater than that of the index.


-Growth of a $1 Million Investment Since Inception


      FISCAL YEARS
         ENDING             MAS Mortgage-Backed
      SEPTEMBER 30          Securities                    Lehman Mortgage
                                        DOLLARS (000)
          "*"               1000                          1000
                            1002                          1003
                            1043                          1043
          '92               1058                          1074
                            1082                          1082
                            1103                          1114
                            1138                          1135
          '93               1174                          1146
                            1171                          1156
                            1149                          1129
                            1136                          1123
          '94               1139                          1133
                            1131                          1138
                            1195                          1197
                            1246                          1260
          '95               1282                          1286
                            1328                          1329
                            1318                          1323
                            1326                          1333
          '96               1360                          1361
                            1405                          1400
                            1413                          1402
                            1464                          1455
          '97               1506                          1497
                            1536                          1533
                            1560                          1558
                            1580                          1585
          '98               1594                          1626


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                                                             MAS
                                                                       MORTGAGE-BACKED        LEHMAN
                                                                          SECURITIES      MORTGAGE INDEX
---------------------------------------------------------------------------------------------------------
ONE YEAR                                                                    5.53 %            8.62 %
---------------------------------------------------------------------------------------------------------
FIVE YEARS                                                                  6.24 %            7.26 %
---------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                                             7.20 %            7.57 %
---------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Mortgage-Backed Securities Portfolio commenced operations on 1/31/92. Total returns are compared to the Lehman Brothers Mortgage Index, an unmanaged market index.






                                                                  33 - MAS Funds

------------------------
MAS Funds / Fixed Income

LIMITED DURATION
PORTFOLIO

The Limited Duration Portfolio is a duration-constrained fund investing only in the U.S. bond market. It is managed according to the same principles as Miller Anderson & Sherrerd's Core Fixed-Income products. The Portfolio is managed by a team of managers rather than a single portfolio manager, allowing it to benefit from the best thinking of a group of individuals, as well as the expertise of smaller working groups. Sub-groups focus on the four key elements of portfolio structure and composition -- interest-rate strategy, yield-curve positioning, credit risk, and prepayment sensitivity. In addition, the Portfolio is diversified across market sectors and issues to further control risk.

[PHOTO]

FROM LEFT:
Matt Potter,
Ted Kurth, and
Carol Neilson

     Interest-rate strategy determines the Portfolio's overall sensitivity to changes in the level of interest rates. If, for example, interest rates were to decrease by 1% and the average duration of the Portfolio is two years, the value of the Portfolio would be expected to rise by 2%. Portfolio policy confines the average duration of the Portfolio to a range of between one and three years. By restricting duration in this way, the Portfolio strives to avoid negative quarterly returns.

     MAS continually studies yield-curve positioning to determine the point along the curve (maturity) where securities offer the most value. MAS targets the Portfolio's investments to the area of the curve that provides the most value, taking into account expected future changes in the shape of the yield curve.

     The Portfolio's credit quality is constrained to allow inclusion of bonds rated at least investment grade (BBB/Baa) or higher. MAS's research shows that bearing credit risk offers financial rewards beyond expected losses due to defaults. In addition, MAS believes that a key to successful corporate-bond management is diversification, and generally limits exposure to individual credits to less than 1%.

     Finally, prepayment sensitivity of the Portfolio is monitored to ensure that investors are compensated for taking call risk. Successful analysis of prepayment sensitivity requires MAS to be at the forefront of changes in technology and research. MAS's fixed-income management team maintains key efforts to understand and manage each fixed-income portfolio's prepayment sensitivity.

     For fiscal 1998, the Limited Duration Portfolio underperformed its index by 177 basis points. This twelve month period was one of the most extraordinary time periods seen by the bond market and included several phases of the so-called Asian crisis, and a dramatic decline in equity markets globally. The Portfolio suffered from two periods of tremendous spread widening - the first in the fourth quarter of 1997 when corporates widened significantly, and the second in the third quarter of 1998 when both corporates and mortgages widened. At the same time, a flight to quality brought Treasury rates across the yield curve to record lows. MAS took advantage of the spread widening in late 1997 to reduce asset-backed securities in favor of corporate notes. The Portfolio also increased the mortgage





34 - MAS FUNDS

THE PORTFOLIO IS MANAGED BY A TEAM OF MANAGERS RATHER THAN A SINGLE PORTFOLIO MANAGER, ALLOWING IT TO BENEFIT FROM THE BEST THINKING OF A GROUP OF INDIVIDUALS AS WELL AS THE EXPERTISE OF SMALLER WORKING GROUPS.


pass-through position in 1998 by reducing ARMs. With the spread widening in the third quarter of this year, these positions underperformed. The Portfolio also kept interest rate sensitivity at or below neutral throughout the year. The view was that the level of rates left no room for an increase early in the year, and then later predicted significant cutting by the Federal Reserve. At the end of the year, the Portfolio was 35 basis points shorter in interest rate sensitivity than the benchmark.

     At the close of fiscal 1998, mortgages represented approximately 39% of the Portfolio's holdings, almost all of which are TBAs. Corporates represented 17% and asset-backeds represented 25%. Treasuries represented 9%, all in Treasury Inflation-Protected Securities (TIPs). The remainder was held in cash equivalents.


-Growth of a $1 Million Investment Since Inception


      FISCAL YEARS
         ENDING
      SEPTEMBER 30          MAS Limited             Salomon 1-3 Year
                            Duration
                                        DOLLARS (000)
          "*"               1000                          1000
                            1034                          1029
          '92               1069                          1059
                            1068                          1061
                            1097                          1084
                            1110                          1097
          '93               1126                          1112
                            1131                          1119
                            1121                          1113
                            1119                          1114
          '94               1131                          1124
                            1131                          1125
                            1167                          1162
                            1202                          1198
          '95               1220                          1216
                            1248                          1245
                            1255                          1251
                            1266                          1264
          '96               1287                          1285
                            1314                          1309
                            1324                          1318
                            1352                          1347
          '97               1377                          1373
                            1396                          1396
                            1416                          1416
                            1434                          1438
          '98               1461                          1481


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                                                    MAS LIMITED          SALOMON
                                                                     DURATION         1-3 YEAR INDEX
-------------------------------------------------------------------------------------------------------
ONE YEAR                                                               6.13 %             7.90 %
-------------------------------------------------------------------------------------------------------
FIVE YEARS                                                             5.35 %             5.90 %
-------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                                        6.01 %             6.23 %
-------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser .

* The Limited Duration Portfolio commenced operations on 3/31/92. Total returns are compared to the Salomon 1-3 Year Treasury/Government Sponsored Index, an unmanaged market index.




                                                                  35 - MAS Funds

DURING THIS PERIOD, AN EXTRAORDINARY CONFLUENCE OF GLOBAL FINANCIAL AND ECONOMIC DEVELOPMENTS CONSPIRED TO CREATE A "FLIGHT-TO-QUALITY," PRODUCING A POWERFUL RALLY IN U.S. TREASURY SECURITIES.

------------------------
MAS Funds / Fixed Income


SPECIAL PURPOSE FIXED
INCOME PORTFOLIO

The Special Purpose Fixed Income Portfolio is designed specially for use as part of a balanced investment program. Fixed-income securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, non-dollar bonds, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition in a way that complements the equity portion of a balanced account.

     MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

     There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by views about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, it has historically been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity.

     The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value. Relative real interest rates, the steepness of U.S. and foreign yield curves and judgments about currency values drive this decision. The fourth decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. The Portfolio includes a limited number of opportunistically-selected bonds that are rated below investment grade.

     Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds have higher yields as a result and the fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

     While the Portfolio's impressive long-term record reflects successful judgments about these key decisions, an unusually volatile market environment had an unfavorable impact on near-term relative returns. For the past year, the return on the Portfolio was 416 basis points behind that of its benchmark. During this period, an extraordinary confluence of global financial and economic developments conspired to create a "flight-to-quality," producing a powerful rally in U.S. Treasury securities. The MAS value discipline, however, led the Portfolio to maintain an overweighted position in corporates and mortgages while underweighting Treasuries relative to the Portfolio's benchmark. With some investors less willing to bear risk, especially credit risk, at a




36 - MAS FUNDS
time of global economic uncertainty, the yield spreads on corporate bonds and other non-Treasury securities widened significantly, adversely affecting the Portfolio's performance over the past year. The Portfolio's interest-rate risk and yield-curve strategies were close to neutral for most of the past year, and did not have a material impact on relative performance. With real interest rates at relatively attractive levels in the U.S., it was difficult to identify superior opportunities in non-dollar bonds. Accordingly, the non-dollar allocation was quite small for the entire year, and did not have a major effect on relative returns.


-Growth of a $1 Million Investment Since Inception


      FISCAL YEARS
         ENDING            MAS Special Purpose
      SEPTEMBER 30         Fixed Income                   Salomon Broad
                                        DOLLARS (000)
          "*"              1000                           1000
                           1048                           1041
          '92              1095                           1085
                           1110                           1088
                           1169                           1134
                           1214                           1165
          '93              1261                           1196
                           1275                           1196
                           1240                           1163
                           1208                           1151
          '94              1211                           1158
                           1211                           1162
                           1275                           1221
                           1349                           1296
          '95              1392                           1320
                           1449                           1378
                           1446                           1354
                           1464                           1360
          '96              1500                           1386
                           1557                           1427
                           1558                           1420
                           1622                           1471
          '97              1676                           1520
                           1713                           1565
                           1740                           1590
                           1768                           1627
          '98              1799                           1695


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                                              MAS SPECIAL PURPOSE      SALOMON
                                                                  FIXED INCOME       BROAD INDEX
--------------------------------------------------------------------------------------------------
ONE YEAR                                                            7.31 %            11.47 %
--------------------------------------------------------------------------------------------------
FIVE YEARS                                                          7.36 %             7.22 %
--------------------------------------------------------------------------------------------------
SINCE INCEPTION                                                     9.45 %             8.45 %
--------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* The Special Purpose Fixed Income Portfolio commenced operations on 3/31/92. Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.




                                                                  37 - MAS Funds

------------------------
MAS Funds / Fixed Income

MUNICIPAL
PORTFOLIO

The Municipal Portfolio invests primarily in tax exempt municipal debt obligations issued by state and local governments or their agencies. The Portfolio will also invest selectively in taxable fixed-income securities. Normally, at least 80% of the Portfolio will be invested in municipal securities. The Portfolio is managed by the MAS tax-advantaged fixed-income team. This team works closely with the MAS interest rate team to determine the interest rate and yield curve exposure for the Portfolio. The tax-advantaged team also works closely with the MAS fixed-income value teams to determine sector allocation and security selection for the Portfolio. The objective of the Portfolio is to maximize after- tax total return consistent with the preservation of capital, while providing investors with deflation protection.

[PHOTO]

FROM LEFT:
Debbie Tickler,
Cecelia Vollaro,
and Mari M. Chazen

      The investment philosophy is consistent with that of the other MAS fixed-income products. As research based, value driven investors, MAS does extensive research to identify objective measures of value that have proven to be reliable over long periods of time. Consequently, MAS does not attempt to forecast markets. Instead, MAS is disciplined in applying these value measures to making investment decisions. An important part of the MAS philosophy is utilizing research which shows that taxable investors are sometimes better served by investments in taxable bonds. Thus, MAS views the municipal market as just one of many alternatives for helping clients achieve the goal of maximizing after-tax returns, consistent with a reasonable level of risk.

      The MAS investment process consists of three major stages. First, the appropriate level of interest rate sensitivity relative to the benchmark is established using the same value measures -- the level of real interest rates and the shape of the yield curve -- that are used in all of the MAS fixed-income portfolios. Next, MAS examines the relative value offered by the various sectors of the bond market to determine the most attractive sector allocation. In particular, MAS attempts to add value by actively managing sector exposures based on the prospects for the municipal market, relative to the taxable markets. The final stage is to determine the mix of securities that will provide the most attractive performance. Security selection involves adjustment of promised yields for tax considerations, credit risk, and prepayment or call risk. In general, capital gains are realized only when the prospective returns of bonds purchased will offset the tax on any gains, and still provide excess value to the overall Portfolio.

      Municipal bonds dramatically lagged the performance of Treasury securities during the year. The yield ratio of 30 year municipal bonds to Treasuries has risen from 82% to 97%. The cheapening of municipal bonds has been due to a massive volume of new supply driven by declining rates




38 - MAS FUNDS
and to a slow response by retail investors to the attractive level of municipal yields relative to taxable yields. In addition, municipals along with all non-Treasury sectors of the bond market significantly lagged the performance of Treasuries during the recent flight to quality. The Portfolio's underperformance compared to the benchmark is primarily a result of this cheapening because the Portfolio was more sensitive to changes in municipal yield ratios than the benchmark as the ratios rose. Positive contributions to relative performance included a flattening of the municipal yield curve earlier in the year and an emphasis on securities that have much better call protection than the average bond in the benchmark. A small position in lower quality corporate bonds throughout the year, as well as exposure to the mortgage sector, detracted from relative performance.

      The tax-exempt market offers a historic opportunity: yield ratios are at a historic high and MAS feels that there is little fear of an adverse change in the tax code. At fiscal year end, the Portfolio maintained a very high average credit quality and a high degree of call protection.


-Growth of a $1 Million Investment Since Inception


        FISCAL YEARS
           ENDING     MAS                Lehman 5 Year      Lehman 10 Year       Blended
        SEPTEMBER 30  Municipal          Municipal          Municipal            Municipal Index
                                                DOLLARS (000)
           "*"        1000               1000               1000                 1000
                      1016               1014               1020                 1024
                      1061               1041               1059                 1069
                      1103               1065               1094                 1113
           '93        1142               1090               1134                 1158
                      1162               1103               1150                 1175
                      1077               1072               1089                 1081
                      1083               1083               1105                 1089
           '94        1089               1094               1113                 1093
                      1089               1089               1095                 1068
                      1186               1133               1171                 1175
                      1180               1163               1202                 1201
           '95        1235               1191               1244                 1234
                      1306               1216               1283                 1317
                      1300               1216               1275                 1283
                      1317               1222               1279                 1288
           '96        1351               1243               1304                 1312
                      1379               1267               1341                 1343
                      1383               1267               1341                 1343
                      1426               1298               1385                 1381
           '97        1466               1325               1428                 1418
                      1499               1348               1465                 1448
                      1518               1364               1480                 1464
                      1539               1379               1503                 1483
           '98        1571               1415               1554                 1528


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                                            MAS        LEHMAN 5 YEAR      LEHMAN 10 YEAR       BLENDED
                                                         MUNICIPAL    MUNICIPAL INDEX    MUNICIPAL INDEX   MUNICIPAL INDEX
----------------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                   7.20 %        6.76 %              8.82 %            7.79 %
----------------------------------------------------------------------------------------------------------------------------
FIVE YEARS                                                 6.59 %        5.36 %              6.52 %            5.71 %
----------------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                            7.83 %        5.96 %              7.63 %            7.32 %
----------------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

The Portfolio was initially focused on long-term securities. On April 15, 1996, shareholders approved a change in the Portfolio's investment policies to emphasize fixed-income securities of shorter duration. On October 2, 1998, shareholders approved a change in the Portfolio's investment policies to specify that generally at least 80% of its income will be exempt from regular federal income tax. The Portfolio's performance pattern may have been affected by these changes

* The Municipal Portfolio commenced operations on 10/1/92. Total returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices, as well as the Blended Municipal Index, an unmanaged index comprised of the Lehman Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10 Year Municipal Index and 50% Lehman 5 Year Municipal Index thereafter.




                                                                  39 - MAS Funds

------------------------
MAS Funds / Fixed Income

PA MUNICIPAL
PORTFOLIO

The PA Municipal Portfolio invests primarily in tax exempt municipal debt obligations issued by state and local governments or their agencies. The Portfolio will also invest selectively in taxable fixed-income securities. Normally, at least 80% of the Portfolio will be invested in municipal securities. The Portfolio is managed by the MAS tax-advantaged fixed-income team. This team works closely with the MAS interest rate team to determine the interest rate and yield curve exposure for the Portfolio. The tax-advantaged team also works closely with the MAS fixed-income value teams to determine sector allocation and security selection for the Portfolio. The objective of the Portfolio is to maximize after- tax total return for Pennsylvania residents, consistent with the preservation of capital, while providing investors with deflation protection.

[PHOTO]

ABOVE LEFT:
Jim Toth,
Brian Towsen,
and Marc Balcer

      The investment philosophy is consistent with that of the other MAS fixed-income products. As research based, value driven investors, MAS does extensive research to identify objective measures of value that have proven to be reliable over long periods of time. Consequently, MAS does not attempt to forecast markets. Instead, MAS is disciplined in applying these value measures to making investment decisions. An important part of the MAS philosophy is utilizing research which shows that taxable investors are sometimes better served by investments in taxable bonds. Thus, MAS views the municipal market as just one of many alternatives for helping clients achieve the goal of maximizing after-tax returns, consistent with a reasonable level of risk.

      The MAS investment process consists of three major stages. First, the appropriate level of interest rate sensitivity relative to the benchmark is established using the same value measures -- the level of real interest rates and the shape of the yield curve -- that are used in all of the MAS fixed-income portfolios. Next, MAS examines the relative value offered by the various sectors of the bond market to determine the most attractive sector allocation. In particular, MAS attempts to add value by actively managing sector exposures based on the prospects for the municipal market, relative to the taxable markets. The final stage is to determine the mix of securities that will provide the most attractive performance. Security selection involves adjustment of promised yields for tax considerations, credit risk, and prepayment or call risk. In general, capital gains are realized only when the prospective returns of bonds purchased will offset the tax on any gains, and still provide excess value to the overall Portfolio.

      Tax exempt municipal bonds have dramatically lagged the performance of Treasury securities during the year. For example, the yield ratio of 30 year municipals to Treasuries has risen from 82% to 97%. The cheapening of municipal bonds has been due to a massive volume of new supply driven by declining rates and to a slow response by retail investors





40 - MAS FUNDS
to the attractive level of municipal yields relative to taxable yields. In addition, municipals along with all non- Treasury sectors of the bond market significantly lagged the performance of Treasuries during the recent flight to quality. The Portfolio's underperformance compared to the benchmark is primarily a result of this cheapening because the Portfolio was more sensitive to changes in municipal yield ratios than the benchmark as the ratios rose. Positive contributions to relative performance included a flattening of the municipal yield curve earlier in the year and an emphasis on securities that have much better call protection than the average bond in the benchmark. A small position in lower quality corporate bonds throughout the year as well as exposure to the mortgage sector more recently detracted from relative performance.

The tax-exempt market offers a historic opportunity: yield ratios are at a historic high and MAS feels that there is little fear of an adverse change in the tax code. At fiscal year end, the Portfolio maintained a very high average credit quality and a high degree of call protection.


-Growth of a $1 Million Investment Since Inception


        FISCAL YEARS
           ENDING     MAS PA             Lehman 5 Year      Lehman 10 Year       Blended
        SEPTEMBER 30  Municipal          Municipal          Municipal            Municipal Index
                                                DOLLARS (000)
            "*"       1000               1000               1000                 1000
                      1032               1014               1020                 1024
                      1075               1041               1059                 1069
                      1122               1065               1094                 1113
            '93       1158               1090               1134                 1158
                      1185               1103               1150                 1175
                      1095               1072               1089                 1081
                      1099               1083               1105                 1089
            '94       1111               1094               1113                 1093
                      1104               1089               1095                 1068
                      1202               1133               1171                 1175
                      1203               1163               1202                 1201
            '95       1264               1191               1244                 1234
                      1337               1216               1283                 1317
                      1328               1216               1275                 1283
                      1350               1222               1279                 1288
            '96       1378               1243               1304                 1312
                      1407               1267               1341                 1343
                      1409               1267               1341                 1343
                      1450               1298               1385                 1381
            '97       1488               1325               1428                 1418
                      1525               1348               1465                 1448
                      1542               1364               1480                 1464
                      1556               1379               1503                 1483
            '98       1589               1415               1554                 1528


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                                         MAS           LEHMAN 5 YEAR    LEHMAN 10 YEAR      BLENDED
                                                     PA MUNICIPAL     MUNICIPAL INDEX  MUNICIPAL INDEX  MUNICIPAL INDEX
-------------------------------------------------------------------------------------------------------------------------
ONE YEAR                                               6.81 %             6.76 %           8.82 %           7.79 %
-------------------------------------------------------------------------------------------------------------------------
FIVE YEARS                                             6.54 %             5.36 %           6.52 %           5.71 %
-------------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                        8.03 %             5.96 %           7.63 %           7.32 %
-------------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

The Portfolio was intially focused on long-term securities. On April 15, 1996, the Portfolio's investment policies were changed by share-holder vote to emphasize fixed-income securities of shorter duration. The Portfolio's performance pattern ma have been affected by this change.

* The PA Municipal Portfolio commenced operations on 10/1/92. Total returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices, as well as the Blended Municipal Index, an unmanaged index comprised of the Lehman Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10 Year Municipal Index and 50% Lehman 5 Year Municipal Index thereafter.





                                                                  41 - MAS Funds

OVER LONG PERIODS OF TIME THE INCREMENTAL YIELD RECEIVED ON HIGH-QUALITY CORPORATE BONDS CONSISTENTLY EXCEEDS AVERAGE LOSSES TO DEFAULT.

------------------------
MAS Funds / Fixed Income

GLOBAL FIXED INCOME
PORTFOLIO

The Global Fixed Income Portfolio invests in high-grade fixed-income securities throughout the world, using a benchmark that is about two-thirds invested in foreign bonds and one-third invested in U.S. securities as a neutral starting point. Fixed-income securities in the U.S. portion of this Portfolio include U.S. government bonds, corporate bonds, mortgages, and other fixed-income securities. The non-U.S. portion of this Portfolio may also include a wide variety of fixed-income securities, although these investments tend to consist largely of securities issued by foreign governments and supranational organizations such as the World Bank. The Portfolio is actively managed by Miller Anderson & Sherrerd's global fixed-income team, which makes strategic decisions about portfolio structure and composition.

     The MAS global fixed-income team makes five key decisions in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are better times to bear interest-rate risk than others. MAS bases the interest-rate decision on the level of real interest rates and the steepness of the yield curve in bond markets throughout the world. When real interest rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average maturity.

     The second key decision is the choice of fixed-income markets throughout the world in which the Portfolio will invest. MAS bases this decision on comparisons of real interest rates and yield-curve slopes across fixed-income markets. Historically, it has been advantageous to invest in countries that offer higher real interest rates than those available in other countries. Since the best bond markets need not be the best currency markets, MAS separates the bond decision from the third key decision of currency management. MAS manages currency exposures actively, and the Portfolio hedges at least in part those currencies that are judged to be overvalued and in danger of weakening.

     The fourth and fifth decisions relate to credit and prepayment risk. Although interest-rate, country, and currency decisions have typically had the largest effect on performance, MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. Similarly, MAS actively manages the amount of prepayment or call risk in the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds offer higher yields as a result and the global fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded-option risk. Generally, most corporate and mortgage securities are issued in the United States, which offers the deepest and most liquid corporate and mortgage markets in the world. However, the Portfolio will also invest in non-U.S. corporate and mortgage securities when values are attractive.

     The underperformance of the Portfolio over the past year versus its benchmark resulted almost entirely from its position in U.S.-dollar denominated corporate bonds. These securities are not included in the Portfolio's benchmark index, which is composed exclusively of sovereign government bonds. Over long periods of time the incremental yield received on high-quality corporate bonds has consistently exceeded average losses to default. However, in periods of severe financial stress, such as has occurred over the past year, returns on cor-




42 - MAS FUNDS
porate bonds can lag those of Treasury bonds. The Portfolio's holdings of corporate bonds are well diversified and represent good long term value relative to the health of the economy and strong credit quality of the corporate sector. During the year the Portfolio gradually increased its holdings of corporate bonds, while maintaining high overall credit quality and diversification.

     The Portfolio's exposure to interest rate risk had a modest negative impact on relative performance over the year, while currency positioning had an offsetting positive impact, relative to the benchmark. Early in the year the Portfolio had a defensive posture towards Japanese bonds based on their very low real and nominal yields, and a market-neutral exposure to bonds in Europe and the dollar-bloc countries. This position proved disappointing as Japanese bonds continued to rally. Later in the year the Portfolio reduced further its exposure to Japanese bonds, but added substantially to exposure to bonds in other countries. This decision added marginally to relative returns as non-Japanese bonds performed best in the big bond rally during the third quarter of 1998. Portfolio returns also suffered from a position in South African government bonds taken in the spring of 1998. Current Portfolio strategy is neutral relative to market interest rate risk, but positioned to benefit from a convergence between bond yields in Japan and those in other major countries.

     The two main currency exposures in the Portfolio were to underweight the Japanese yen in favor of the U.S. dollar and Deutchemark, and the Swiss franc versus several European currencies. These positions were based on the very low level of interest rates in Japan and Switzerland and the poor health of their economies. Both positions made a net positive contribution to relative portfolio returns, as both currencies depreciated on balance.


-Growth of a $1 Million Investment Since Inception


      FISCAL YEARS
         ENDING
      SEPTEMBER 30         MAS Global                   Salomon World
                           Fixed Income                 Gov't Bond
                                     DOLLARS (000)
         "*"               1000                         1000
                           1022                         1008
         '93               1074                         1053
                           1090                         1053
                           1075                         1053
                           1057                         1060
         '94               1071                         1072
                           1073                         1078
                           1159                         1196
                           1227                         1259
         '95               1238                         1246
                           1287                         1283
                           1271                         1259
                           1290                         1264
         '96               1322                         1299
                           1365                         1329
                           1309                         1274
                           1347                         1313
         '97               1369                         1330
                           1365                         1333
                           1385                         1343
                           1409                         1370
         '98               1496                         1484

AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                                                                     SALOMON
                                                                   MAS GLOBAL      WORLD GOV'T
                                                                  FIXED INCOME      BOND INDEX
-------------------------------------------------------------------------------------------------
ONE YEAR                                                             9.18 %           11.58 %
-------------------------------------------------------------------------------------------------
FIVE YEARS                                                           6.83 %           7.09  %
-------------------------------------------------------------------------------------------------
SINCE INCEPTION                                                      7.70 %           7.55  %
-------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Global Fixed Income Portfolio commenced operations on 4/30/93. Total returns are compared to the Salomon World Government Bond Index, an unmanaged market index.




                                                                  43 - MAS Funds

------------------------
MAS Funds / Fixed Income

INTERNATIONAL FIXED
INCOME PORTFOLIO

The International Fixed Income Portfolio invests in high-grade fixed-income securities, using a benchmark that is 100 percent invested in foreign bonds. Most investments consist of securities issued by governments and supranational organizations such as the World Bank, although the Portfolio will also hold corporate bonds, mortgages, and other fixed-income securities. The Portfolio will also invest to a limited extent in U.S. securities when the U.S. fixed-income market is more attractive than foreign markets. The Portfolio is actively managed by Miller Anderson & Sherrerd's Portfolio will alobal fixed-income team, which makes strategic decisions about portfolio structure and composition.

[PHOTO]

FROM LEFT:
Barry Siegel,
Jeanie Krepfle,
and Ian Jamieson

     The MAS global fixed-income team makes five key decisions in building the Portfolio. The first decision relates to the amount of interest-rate risk within the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are better times to bear interest-rate risk than others. MAS bases the interest-rate decision on the level of real interest rates and the steepness of the yield curve in bond markets throughout the world. When real interest rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, it has historically been an attractive time to invest in fixed-income securities and to have an above-average maturity.

     The second key decision is the choice of fixed-income markets throughout the world in which the Portfolio will invest. MAS bases this decision on comparisons of real interest rates and yield-curve slopes across fixed-income markets. Historically it has been advantageous to invest in countries that offer higher real interest rates than those available in other countries. Since the best bond markets need not be the best currency markets, MAS separates the bond decision from the third key decision of currency management. MAS manages currency exposures actively, and the Portfolio hedges at least in part those currencies that are judged to be overvalued and in danger of weakening.

     The fourth and fifth decisions relate to credit and prepayment risk. Although these two decisions play a much smaller role in the Portfolio than interest-rate, country, and currency management, MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. Similarly, MAS actively manages the amount of prepayment or call risk in the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds offer higher yields as a result and the global fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded-option risk.

     The Portfolio's return over the past year was very close to the return of its benchmark index. Exposures to interest rate risk had a modest negative impact on relative performance over the year, while currency positioning had an offsetting positive impact, relative to the benchmark. Early in the





44 - MAS FUNDS
year the Portfolio had a defensive posture towards Japanese bonds, based on their very low real and nominal yields, and a market-neutral exposure to bonds in Europe and the dollar-bloc countries. This position proved disappointing as Japanese bonds continued to rally. Later in the year the Portfolio reduced further its exposure to Japanese bonds, but added substantially to exposure in bonds of other countries. This decision added marginally to relative returns as non-Japanese bonds performed best in the big bond rally during the third quarter of 1998. Portfolio returns also suffered from a position in South African government bonds taken in the Spring of 1998. Current Portfolio strategy is neutral relative to market interest rate risk, but positioned to benefit from a convergence between bond yields in Japan and those in other major countries.

     The two main currency exposures in the Portfolio were to underweight the Japanese yen in favor of the U.S. dollar and Deutschemark, and the Swiss franc versus several European currencies. These positions were based on the very low level of interest rates in Japan and Switzerland and the poor health of their economies. Both positions made a net positive contribution to relative portfolio returns as both currencies depreciated on balance.


-Growth of a $1 Million Investment Since Inception


      FISCAL YEARS
         ENDING         MAS International          Salomon World
      SEPTEMBER 30      Fixed Income               Gov't Bond Ex-U.S.
                                     DOLLARS (000)
         "*"            1000                       1000
                        998                        1010
         '94            1010                       1027
                        1012                       1033
                        1122                       1182
                        1186                       1240
         '95            1175                       1210
                        1211                       1235
                        1196                       1214
                        1214                       1219
         '96            1247                       1259
                        1286                       1285
                        1212                       1211
                        1244                       1245
         '97            1253                       1248
                        1235                       1231
                        1245                       1236
                        1267                       1256
         '98            1383                       1377


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                                                                      SALOMON WORLD
                                                                  MAS INTERNATIONAL    GOV'T BOND
                                                                    FIXED INCOME      EX-U.S. INDEX
-----------------------------------------------------------------------------------------------------
ONE YEAR                                                               10.38 %           10.35 %
-----------------------------------------------------------------------------------------------------
SINCE INCEPTION                                                         7.61 %            7.50 %
-----------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The International Fixed Income Portfolio commenced operations on 4/29/94. Total returns are compared to the Salomon World Government Bond Ex-U.S. Index, an unmanaged market index.





                                                                  45 - MAS Funds

------------------------
MAS Funds / Fixed Income

INTERMEDIATE
DURATION PORTFOLIO

The Intermediate Duration Portfolio is a duration-constrained fund managed using the same principles and strategies as Miller Anderson & Sherrerd's core fixed-income products. The Portfolio is managed by a team of managers rather than a single portfolio manager, allowing it to benefit from the best thinking of a group of individuals as well as the expertise of smaller working groups. Sub-groups focus on the five key elements of portfolio structure and composition -- interest-rate strategy, yield-curve positioning, credit risk, prepayment sensitivity and country exposure. In addition, the Portfolio is diversified across market sectors and issues to control risk further.

[PHOTO]

FROM LEFT:
Deborah Reyner
Roberts, Karen Igler,
Gregg Robinson, and
Ruth Hughes-Guden

     MAS manages the Portfolio's interest-rate strategy, limiting the average duration of the Portfolio -- or the Portfolio's sensitivity to changes in interest rates -- to between two and five years. MAS continually studies yield-curve positioning to determine the point along the curve (maturity) where securities offer the most value. MAS targets the Portfolio's investments to the area of the curve that provides the most value, taking into account MAS's expectation of future changes in the shape of the yield curve.

     The Portfolio's credit quality is constrained to allow inclusion of bonds rated investment grade (BBB/Baa) or higher. MAS's research shows that bearing credit risk offers financial rewards beyond expected losses due to defaults. MAS also believes that a key to successful corporate-bond management is diversification, and generally limits exposure to individual credits to less than 1% of the Portfolio. The prepayment sensitivity of the Portfolio is managed to add value, but not bear unnecessary call risk. MAS's research shows that mortgage-backed securities offer attractive returns relative to equal-duration Treasury bonds, but also contain prepayment risk due to homeowners' rights to prepay their mortgages. MAS strives to manage this prepayment risk by modeling mortgage-backed securities using state-of-the art research and technology.

     MAS manages country exposure opportunistically by investing up to 20% of the Portfolio in high-quality bonds issued by foreign governments when yields abroad are particularly attractive. Generally, this country exposure is currency hedged.

     While the portfolio's long term results reflect successful judgments regarding these key decisions, the unique and highly volatile market conditions during this period had an unfavorable impact on the portfolio's relative performance to its benchmark. In fiscal 1998, the Intermediate Duration Portfolio underperformed its index by 186 basis points. The financial and economic crisis that began in Asia during the fourth quarter of 1997 heightened investor caution, forcing market participants to place a greater premium on safety and liquidity. This "flight to quality" allowed yields on intermediate U.S. Treasury securities, as measured by the five year treasury note, to fall 1.75%.

     The Portfolio's value oriented investment process led to an overweighted exposure to the corporate and mortgage sectors of the market, which significantly lagged the powerful rally in treasury securities. The underweighted position in treasuries versus the benchmark index was the primary source





46 - MAS FUNDS

MAS'S RESEARCH SHOWS THAT BEARING CREDIT RISK OFFERS FINANCIAL REWARDS BEYOND EXPECTED LOSSES DUE TO DEFAULTS.



of the portfolio's underperformance. The Portfolio's interest rate sensitivity was maintained at a neutral position relative to the index, as our value indicators (yield curve shape and real interest rate level) remained in conflict during most of 1998. Therefore, interest rate strategy had little relative effect on the fund's performance. An almost 5% position in foreign bonds (German Bunds) added modestly to relative performance and was ultimately eliminated as their value was realized in the market.

     As mortgage valuations declined to historically attractive levels, the mortgage component of the Portfolio was increased during the period from a low of 33% to 47% at fiscal year end. The makeup of the mortgage component was altered significantly, increasing the exposure to fixed rate current coupon pass-throughs and eliminating or reducing holdings in CMO's, adjustable rate mortgages, and commercial mortgages. Likewise, corporate exposure was also increased as the sector cheapened during the year. Holdings were added in higher grade domestically oriented industrial and financial names. The Portfolio's position in Treasury Inflation-Protected Securities (TIPS), which detracted from relative performance in 1998, was increased to almost 7% of the Portfolio. The high real yield offered by these securities continues to make them an attractive value.


-Growth of a $1 Million Investment Since Inception


      FISCAL YEARS
         ENDING          MAS Intermediate        Lehman Intermediate
      SEPTEMBER 30       Duration                Gov't/Corp.
                                 DOLLARS (000)
          "*"           1000                     1000
                        995                      999
                        1043                     1043
                        1088                     1095
          '95           1114                     1113
                        1148                     1152
                        1150                     1142
                        1158                     1150
          '96           1184                     1170
                        1216                     1199
                        1219                     1197
                        1255                     1233
          '97           1289                     1266
                        1314                     1293
                        1336                     1313
                        1358                     1338
          '98           1400                     1398


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                                                                                LEHMAN
                                                                                             INTERMEDIATE
                                                                     MAS INTERMEDIATE        GOV'T/CORP.
                                                                        DURATION                INDEX
-----------------------------------------------------------------------------------------------------------
ONE YEAR                                                                 8.57 %                 10.43 %
-----------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                                          8.79 %                  8.75 %
-----------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Intermediate Duration Portfolio commenced operations on 10/3/94. Total returns are compared to the Lehman Brothers Intermediate
     Government/Corporate Bond Index, an unmanaged market index.





                                                                  47 - MAS Funds

THE PRIMARY VALUATION TOOL USED TO SELECT SECURITIES IS AN OPTION-ADJUSTED AND CREDIT-RISK-ADJUSTED YIELD SPREAD.

------------------------
MAS Funds / Fixed Income

MULTI-MARKET FIXED
INCOME PORTFOLIO

The MAS Multi-Market Fixed Income Portfolio seeks to provide investors with a superior real rate of return by investing in domestic and foreign fixed-income instruments and high yield securities. MAS believes that the portfolio's strategy marks the evolution of U.S.-based core fixed income portfolios towards a more substantial commitment to alternative asset classes, including high yield, emerging market, and non-dollar securities. All investments made in these sectors reflect MAS's assessment of market opportunities based upon our value-driven investment philosophy. Through careful research, MAS has identified a set of valuation tools which, when coupled with our expertise and experience, enables us to identify undervalued sectors and securities through a variety of market environments.

     The Multi-Market Fixed Income Portfolio is actively managed by the MAS fixed-income management team, which is responsible for portfolio construction and risk control. The investment process combines top-down and bottom-up elements. Using a top-down approach, the team first determines the appropriate global interest rate and currency exposures, utilizing value-based decision making tools. These include the relative level of real interest rates and an analysis of yield curve slopes. The team then formulates a sector allocation strategy that tilts the portfolio towards the most favorable opportunities in the market. This sector allocation is strongly influenced by the second element in the process: bottom-up security selection. A goal of the strategy is to incorporate the best individual investment ideas of each portfolio manager specializing in U.S. high quality bonds, international bonds, U.S. high-yield bonds, and emerging market debt. The primary valuation tool used to select securities is an option-adjusted and credit-risk-adjusted yield spread.

     In fiscal 1998, the Portfolio's return lagged the results for the blended benchmark, primarily due to an overweighting in emerging market debt and a negative contribution from security selection in both the emerging markets and the U.S. investment-grade sector. The global fixed-income market environment during fiscal 1998 was characterized by a series of financial crises, primarily in emerging countries. During the summer and fall of 1997, several southeast Asian countries had significant currency devaluations which resulted in financial stress for the sovereign governments as well as the corporate and banking sectors. These problems were exacerbated by continuing economic problems in Japan which continued to concern investors as we entered 1998. Finally, in August of 1998, the difficulties in the emerging markets hit a new peak as Russia devalued its currency and defaulted on its ruble-denominated debt. The impact of these events on the bond market was to create a "flight-to-quality" effect, as investors fled riskier securities in pursuit of safety. This development produced powerful price appreciation for U.S. Treasury securities. In contrast, riskier securities such as U.S. high-yield bonds and emerging market debt declined in price. Even higher-quality sectors such as investment-grade corporate bonds and mortgages failed to keep up with rising prices of U.S. government bonds. This environment has been a challenging one for the multi-market fixed income strategy. MAS's strategy has involved significant commitments to the emerging market and high-yield sectors, and the Portfolio has carried a greater than neutral weighting in these sectors since its inception. The emerging markets exposure, in particular, has hurt relative results.

     In the U.S. investment-grade sector, the Portfolio continues to emphasize holdings of corporate bonds and mortgage-backed securities, which have underperformed the market this year. Yield spreads on these sectors versus U.S. Treasuries have approached or reached 10-year highs. MAS is focusing on long-maturity industrial and utility bonds in the corporate sector, and current-coupon 30-year fixed-rate agency issues in the mortgage sector.

     MAS has placed less emphasis on the non-dollar international sector, and as of September 30, the





48 - MAS FUNDS

Portfolio had an 11% weighting relative to a normal position of 20%. Real interest rates were lower in the DM-bloc countries and Japan when compared to the U.S. Widening spreads in "second-tier" countries compared to the G3 markets offered some opportunity, and the Portfolio built a two percent position in Canada as one way to take advantage of this.

     Towards the end of the fiscal year, the emerging debt sector began to rebound. This was helped by a reduction in U.S. rates and supportive comments from members of the G7, the IMF, and the World Bank regarding the need to stop the continuing spread of financial problems. Brazil is a current focus of market participants, with a significant fiscal adjustment and multilateral aid seen as steps necessary to put the country on a sounder financial footing. The Portfolio invested in attractive corporate bonds, many of which have strong balance sheets and export capabilities which support their debt service. The Portfolio maintained an 11% commitment to the sector at year-end.

     MAS looks forward to employing our fundamental research and valuation tools toward the goal of realizing superior absolute and relative returns for the Multi-Market strategy.


-Growth of a $1 Million Investment Since Inception


      FISCAL YEARS
         ENDING         MAS Multi-Market                                 Salomon World Gov't      60/20/12/8
      SEPTEMBER 30      Fixed Income           Salomon Broad             Bond Ex-US               Blended
                                                         DOLLARS (000)
         "*"            1000                   1000                      1000                     1000
         "9/98"         1027                   1110                      1105                     1072


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                                                                         SALOMON WORLD
                                                      MAS MULTI-MARKET  SALOMON BROAD     GOV'T BOND      60/20/12/8
                                                        FIXED INCOME       INDEX         EX-U.S. INDEX   BLENDED INDEX
------------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                                           2.72 %          11.04 %          10.48 %          7.20 %
------------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

High-yield fixed income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Multi-Market Fixed Income Portfolio commenced operations on 10/1/97. Total returns are compared to the Salomon Broad Investment Grade Index and the Salomon World Government Bond Ex-U.S. Index, both unmanaged market indices, as well as the 60/20/12/8 Blended Index, an unmanaged index comprised of 60% Salomon Broad Investment Grade Index, 20% Salomon World Government Bond Ex-U.S. Index, 12% Salomon High Yield Index, and 8% J.P. Morgan Emerging Markets Bond Index.





                                                                  49 - MAS Funds

--------------------
MAS Funds / Balanced

BALANCED PORTFOLIO

The Balanced Portfolio provides active asset allocation management of Miller Anderson & Sherrerd's core equity and fixed-income strategies in a single portfolio. MAS shifts assets as relative values change, using a 60% equity and 40% fixed-income allocation as a starting point, and manages diversification and risk control across both asset classes.

[PHOTO]

FROM LEFT:
Jeffrey Alt and
Marion Mitchell

     Management of the Portfolio incorporates expertise from MAS's entire investment team. Members of the domestic equity, international equity, domestic fixed-income, and international fixed-income teams comprise the MAS Asset Allocation Committee, which also includes representatives from the interest-rate, economic, and currency-management teams. The Asset Allocation Committee evaluates the relative risks and returns of the Portfolio's two asset classes and makes strategic asset allocation decisions. The Portfolio's management team then makes decisions about portfolio composition and structure, drawing on the strategies employed by MAS's equity and fixed-income portfolio management teams.

     The three key influences considered in determining asset allocation strategy are relative real interest rates, the shape of the yield curve, and the equity risk premium. To make the asset-allocation decision, MAS starts by calculating expected returns on capital. The expected return on fixed-income investments depends on the real interest rate and the steepness of the yield curve. MAS then measures the risk-adjusted return an investor can expect to earn by investing in the equity market versus the return one can expect to earn by investing in fixed-income securities; the difference between these two expected returns represents the equity risk premium. Measurement of the risk premium enables MAS to determine whether the Portfolio should favor equities or fixed-income securities; a higher premium would generally lead to a greater focus on equities, while a lower premium would lead to an emphasis on fixed-income securities. These asset-allocation decisions utilize measures of value with economic analysis. The economic analysis focuses on fiscal and monetary policy, as well as prospective levels of inflation.

     During fiscal 1998, the MAS Balanced Portfolio returned less than its custom benchmark composed of 60% S&P 500 and 40% Salomon Broad Index. MAS's asset allocation decisions contributed positively to relative performance but were more than offset by negative contributions from security selection in both equity and fixed income.

     The Portfolio started the fiscal year with an overweight position in equities, but with an equity portfolio biased towards cyclical companies. Expected returns for stocks and bonds pointed to equities offering better value than bonds, but high absolute valuations were a concern. As the Asian crisis spread worldwide, the types of stocks owned by the Portfolio suffered from declining earnings outlook and investor flight-to-quality. Now, relative val-





50 - MAS FUNDS
uations of economically sensitive companies are at all time lows.

     The same flight-to-quality hurt the relative performance of our fixed income portfolio. Spreads of all kinds of securities widened relative to Treasuries, hurting the Portfolio's relative returns. Spreads of corporate securities are now at very attractive levels, and the Portfolio has increased its exposure to these instruments.

     Throughout the first half of the fiscal year, as equities outperformed bonds, the Portfolio reduced positions to better reflect relative values. During the third quarter of 1998, MAS reduced the Portfolio's equity position, since expected returns relative to bonds had become less attractive, and the overall market's profit outlook had deteriorated significantly. At fiscal year end the Portfolio has significantly higher than benchmark investments in fixed income securities and slightly lower than index interest rate exposure. The Portfolio was underweight equities, a result of concerns about the profit outlook for the market and relatively high valuations.


-Growth of a $1 Million Investment Since Inception


      FISCAL YEARS
         ENDING
      SEPTEMBER 30      MAS Funds Balanced   S&P 500         Salomon Broad     Blended
                                               DOLLARS (000)
          "*"           1000                 1000            1000              1000
                        1034                 1044            1042              1043
                        1048                 1049            1071              1057
          '93           1083                 1076            1099              1085
                        1104                 1101            1099              1100
                        1069                 1059            1068              1063
                        1060                 1064            1058              1061
          '94           1085                 1116            1064              1095
                        1082                 1115            1068              1097
                        1157                 1224            1122              1183
                        1247                 1341            1191              1279
          '95           1317                 1447            1213              1350
                        1378                 1534            1266              1422
                        1431                 1617            1244              1458
                        1473                 1689            1250              1500
          '96           1494                 1742            1273              1539
                        1590                 1887            1312              1635
                        1612                 1937            1305              1658
                        1786                 2275            1352              1855
          '97           1903                 2446            1397              1963
                        1901                 2516            1438              2020
                        2064                 2867            1461              2203
                        2093                 2962            1495              2267
          '98           1952                 2667            1557              2169


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                               MAS BALANCED
                              ------------------------------------------         S&P 500            SALOMON       60/40 BLENDED
                              INSTITUTIONAL-   INVESTMENT--     ADVISER+          INDEX           BROAD INDEX         INDEX
---------------------------------------------------------------------------------------------------------------------------------
ONE YEAR                         2.85 %           2.56 %           2.49 %           9.05 %         11.47 %           10.47 %
---------------------------------------------------------------------------------------------------------------------------------
FIVE YEARS                      12.58 %          12.50 %          12.47 %          19.91 %          7.22 %           14.86 %
---------------------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                 12.41 %          12.34 %          12.31 %          18.61 %          8.01 %           14.42 %
---------------------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

-     Represents an investment in the Institutional Class.

-- Represents an investment in the Investment Class which commenced operations 4/3/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

+ Represents an investment in the Adviser Class which commenced operations 11/1/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Adviser Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

* The Balanced Portfolio commenced operations on 12/31/92. Total returns are compared to the S&P 500 Index and the Salomon Broad Investment Grade Index, both unmanaged market indices, as well as the 60/40 Blended Index, an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Index.




                                                                  51 - MAS Funds

THE ASSET ALLOCATION COMMITTEE EVALUATES THE RELATIVE RISKS AND RETURNS OF BROAD ASSET CLASSES AND SECTORS AND MAKES STRATEGIC ASSET ALLOCATION DECISIONS.

--------------------
MAS Funds / Balanced

MULTI-ASSET-CLASS
PORTFOLIO

The Multi-Asset-Class Portfolio provides global asset allocation among U.S. and foreign stocks, bonds, and high-yield securities. Miller Anderson & Sherrerd actively shifts assets as relative values and risks change and manages diversification and risk control across all five asset classes. Diversification across this wide array of asset types offers a risk/return profile that historically has been more attractive than balanced portfolios consisting only of domestic stocks and bonds.

      Management of the Portfolio incorporates expertise from MAS's entire investment team. Members of the domestic equity, international equity, domestic fixed-income and international fixed-income teams comprise the MAS Asset Allocation Committee, which also includes representatives from the interest-rate, economic, and currency-management teams. The Asset Allocation Committee evaluates the relative risks and returns of broad asset classe and manages diversification and res and sectors and makes strategic asset allocation decisions. The portfolio management team then makes decisions about portfolio composition and structure, drawing on the strategies employed by MAS's product teams for each of the five asset classes represented in the Portfolio.

      The investment process consists of five interrelated decisions: allocation among global asset classes, country allocation, allocation to equities versus fixed-income securities within markets, currency exposures, and value determinations within markets. Asset-allocation decisions couple measures of value with economic analysis, focusing on fiscal and monetary policy, prospective levels of inflation, and political stability.

      In making global asset-allocation decisions, MAS measures risk-adjusted returns in each country's equity market versus its fixed-income market; the difference between these two expected returns represents the equity risk premium. A higher premium would generally lead to a greater focus on equities, while a lower premium would favor fixed-income securities. MAS then reviews the equity risk premia in aggregate to determine whether to favor equities or fixed-income securities globally.

     Country-allocation decisions are based on the belief that investors generally require a higher return to invest in countries with relatively higher risks. Using an assessment of each country's risk-adjusted expected return to capital, MAS selects markets that offer higher expected returns. While MAS generally avoids investing in countries with low returns on capital, it also distinguishes between the opportunities in each country's fixed-income and equity markets, favoring equity markets with high risk premia relative to the country's history and to other countries and fixed-income markets that offer high real interest rates and high premia for extending maturity (steep yield curves).

      While currency valuations help shape MAS's view of the relative value of non-dollar investments and thus influence the Portfolio's country allocations, currency exposure is viewed as a separate decision. The degree of currency exposure is based on MAS's analysis of deviations from purchasing-power parity, with particular attention directed towards over- or under-valuation that cannot be explained by differences in real interest rates. Decisions regarding value within each country's stock and bond markets are made by members of the MAS management team for that asset class.

      During fiscal 1998, the MAS Multi-Asset-Class Portfolio underperformed against its custom benchmark composed of 50% U.S. equities, 14% foreign equities, 24% U.S. fixed income, 6% foreign fixed income, and 6% high yield. Asset allocation decisions added about 30 basis points relative to the benchmark, but that was more than offset by negative contributions from security selection in U.S. equities and fixed income and in the high yield sector.





52 - MAS FUNDS

      The Portfolio started the fiscal year with overweight positions in international equities, high-yield, and emerging market debt. Yield spreads of high-yield and emerging market debt relative to U.S. Treasuries were very attractive and more than compensated investors for the higher riskiness of these asset classes. International equities offered investors higher expected returns than U.S. stocks. Non-U.S. bonds offered significantly lower real interest rates than U.S. bonds; therefore, the Portfolio had significantly less-than-benchmark exposure to this asset class.

      Throughout the fiscal year, as the Asian crisis spread, MAS reduced the riskiness of the Portfolio, and in April moved to an underweighted position in equities for the first time in three years by selling both U.S. and foreign stocks. The Portfolio continued to reduce risk positions throughout the third quarter by selling emerging market and high-yield debt.

      At fiscal year-end, the Portfolio had a significantly higher than benchmark allocation to U.S. fixed income, offset by a large underweight in U.S. equities. MAS was concerned about the profit outlook for the market, and valuations were still relatively high. The other asset classes were held at near benchmark weights.


-Growth of a $1 Million Investment Since Inception


      FISCAL YEARS
         ENDING        MAS Funds Multi-                                          MSCI EAFE-GDP
      SEPTEMBER 30     Asset-Class         S&P 500           Salomon Broad       Weighted         Blended
                                                        DOLLARS (000)
         "*"           1000                1000              1000                1000             1000
         '94           997                 1016              987                 981              1003
                       986                 1015              991                 973              1003
                       1044                1114              1041                990              1079
                       1125                1221              1104                1013             1157
         '95           1179                1318              1125                1046             1214
                       1229                1397              1174                1082             1273
                       1280                1472              1154                1113             1306
                       1326                1538              1159                1140             1343
         '96           1341                1585              1181                1137             1375
                       1425                1718              1217                1164             1452
                       1443                1764              1210                1172             1467
                       1604                2071              1254                1304             1638
         '97           1697                2227              1296                1316             1719
                       1674                2291              1334                1232             1741
                       1835                2610              1355                1445             1916
                       1849                2696              1387                1501             1972
         '98           1689                2428              1444                1283             1859


AVERAGE ANNUAL TOTAL RETURNS
Ended 9/30/98*

                                  MAS MULTI-ASSET-CLASS                                            MSCI EAFE-    50/24/14/6/6
                              -----------------------------      S&P 500           SALOMON        GDP WEIGHTED     BLENDED
                              INSTITUTIONAL-   INVESTMENT--       INDEX          BROAD INDEX         INDEX          INDEX
------------------------------------------------------------------------------------------------------------------------------
ONE YEAR                        (0.46)%          (0.61)%           9.05 %          11.47 %          (2.49)%          8.18 %
------------------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                 13.39 %          13.28 %          23.69 %           9.21 %           6.16 %         16.02 %
------------------------------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High-yield fixed-income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

-    Represents an investment in the Institutional Class.

-- Represents an investment in the Investment Class which commenced operations 6/10/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Multi-Asset-Class Portfolio commenced operations on 7/29/94. Total returns are compared to the S&P 500 Index, the Salomon Broad Investment Grade Index and the Morgan Stanley Capital International EAFE-GDP Weighted Index, all unmanaged market indices, as well as the 50/24/14/6/6 Blended Index, an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE-GDP Weighted Index, 6% Salomon High Yield Index and 6% Salomon World Government Bond Ex-U.S. Index.





                                                                  53 - MAS Funds

---------
MAS Funds

TRUSTEES AND OFFICERS



The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:



THOMAS L. BENNETT, CFA*
Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly Director, Morgan Stanley Universal Funds, Inc.

THOMAS P. GERRITY
Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, IKON Office Solutions, Inc.; Director, Knight-Ridder, Inc.; Formerly Director, Union Carbide Corporation.

JOSEPH P. HEALEY
Trustee; Headmaster, Ethical Culture Fieldston School; Trustee, Springside School; formerly Headmaster, Haverford School; Dean, Hobart College; Associate Dean, William & Mary College.

JOSEPH J. KEARNS
Trustee; Investment consultant, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

VINCENT R. MCLEAN
Trustee; Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR.
Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

--------------------------------------------------------------------------------

JAMES D. SCHMID
President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.

LORRAINE TRUTEN, CFA
Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.; Vice President, Morgan Stanley Universal Funds.

JAMES A. GALLO
Treasurer, MAS Funds; Head of Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Manager, Investment Accounting and then Vice President and Director of Investment Accounting, PFPC, Inc.

JOHN H. GRADY, JR.
Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP.

RICHARD J. SHOCH
Assistant Secretary, MAS Funds; Fund Compliance Officer, Miller Anderson & Sherrerd, LLP; formerly Fund Legal Administrator and then Counsel, Vice President and Assistant Secretary, SEI Corporation.


* Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.
  This report should be preceded or accompanied by a prospectus.
  MAS Fund Distribution, Inc. serves as General Distribution Agent for MAS
  Funds.

                                                                  55 - MAS Funds

---------
MAS Funds

MAS INVESTMENT SERVICES TEAM


--------------------------------------------------------------------------------
INVESTMENT AND CLIENT SERVICES STAFF

Robert E. Angevine
Arden C. Armstrong, CFA
W. David Armstrong
Gerald P. Barth
Glenn E. Becker
Richard M. Behler, PhD
Thomas L. Bennett, CFA
Mary Jane Bobyock, CFA
Joseph A. Braccia, CFA
Scott A. Burney, CFA
Mari M. Chazen
David P. Chu
Steven B. Chulik
Stephanie J. Colantuno
Marc Crespi
Elizabeth C. Cullen
Bradley S. Daniels, CFA
Christopher S. Davis
Nannette De Groot
Mimi K. Drake
Kenneth B. Dunn, PhD
Paul A. Durose
Hassan Elmasry, CFA
Stephen F. Esser, CFA
Steven P. Epstein
Nicole M. Flynn
Robert J. Formisano
Andre L. Gatien
William B. Gerlach, CFA
Stephen T. Golding
Benjamin J. Gord
David Gutheil
Robert L. Hagin, PhD
Ellen D. Harvey, CFA
John D. Hevner, CFA
Tracey H. Ivey, CFA
Timothy H. Jannetta
James J. Jolinger
Abhi Y. Kanitkar
Helene M. Kennedy
Yuri Khalif
Amy L. Koffler
Nicholas J. Kovich, CFA
Brian L. Kramp
Steven K. Kreider, PhD, CFA
Michele A. Kreisler, PhD
William T. Lawrence
Chris M. Leavy
Felix B. Lim
Gordon W. Loery, CFA
Deanna L. Loughnane
Angelo G. Manioudakis
Robert J. Marcin, CFA
Lisa A. Marlin
William L. McCormick
Mary Ann Milias
James A. Morrissey
Paul F. O'Brien, PhD
Scott F. Richard, DBA
Daniel C. Roarty
Patricia E. Roarty
Joyce R. Rodgers
Bruce A. Rodio
Christine M. Rose
Christian G. Roth, CFA
Eric F. Scharpf
Gary G. Schlarbaum, PhD, CFA
James H. Scott
Roberto M. Sella
Jaidip Singh
Alisa M. Skatrud
Randolph B. Smith
Neil Stone
Matthew Todorow
Kenneth H. Tollman, Jr.
Elizabeth A. Vale, CFA
Horacio A. Valeiras, CFA
Marna C. Whittington, PhD
Richard B. Worley


--------------------------------------------------------------------------------
FUND CLIENT SERVICE STAFF

Matthew F. Allen
Jeffrey L. Alt, CFA
Mark Babiec
Marc Balcer
Kurt M. Dodds
Rachel P. Klein
Jeanie A. Krepfle
Susan M. Mislick
Marion S. Mitchell
Carol N. Neilson
Matthew E. Potter
Eric W. Riehl
Barry A. Siegel
Andrea E. Silverman




56 - MAS Funds

MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge, West Conshohocken, PA 19428-2899



                                             Investment Adviser:  (610) 940-5000
                                                      MAS Funds:  (800) 354-8185

[MAS FUNDS LOGO]